As filed with the Securities and Exchange Commission on

                                February 29, 1996

                            Registration No. 33-30019

             ======================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                         Post-Effective Amendment No. 14

                                       to

                                    Form S-6

                                 ---------------


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                           (EXACT NAME OF REGISTRANT)
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                ----------------

                               NORMAN M. KRIVOSHA
                                    Secretary
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                -----------------

              It is proposed that this filing will become effective:
                 [ ] immediate upon filing pursuant to paragraph b
                 [x} on May 1, 1996 pursuant to paragraph a of Rule 485
                 [ ] on _________________ pursuant to paragraph b of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1995 was filed on February 16, 1996.

              RECONCILLIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
                               AND THE PROSPECTUS

   ITEM NO. OF
   FORM N-8B-2     CAPTION IN PROSPECTUS
   -----------     ---------------------

        1          Cover Page
        2          Cover Page
        3          Not Applicable
        4          Distribution of the Policies
        5          Ameritas Variable Life Insurance Company - Separate Account V
        6          Ameritas Variable Life Insurance Company - Separate Account V
        7          Not Required
        8          Not Required
        9          Legal Proceedings
       10          Summary; Addition, Deletion of  Substitution  of Investments;
                   Policy  Benefits; Policy  Rights  Payment  and  Allocation of
                   Premiums; General Provisions; Voting Rights
       11          Summary; The Funds
       12          Summary; The Funds
       13          Summary; The Funds - Charges and Deductions
       14          Summary; Payment and Allocation of Premiums
       15          Summary; Payment and Allocation of Premiums

       16 Summary; Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust

       17          Summary, Policy Rights

       18 Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust,

       19          General Provisions; Voting Rights
       20          Not Applicable
       21          Summary; Policy Rights; General Provisions
       22          Not Applicable
       23          Safekeeping of the Account's Assets
       24          General Provisions
       25          Ameritas Variable Life Insurance Company
       26          Not Applicable
       27          Ameritas Variable Life Insurance Company
       28          Executive Officers and Directors of AVLIC
       29          Ameritas Variable Life Insurance Company
       30          Not Applicable
       31          Not Applicable
       32          Not Applicable
       33          Not Applicable
       34          Not Applicable
       35          Not Applicable
       36          Not Applicable
       37          Not Applicable
       38          Distribution of the Policies
       39          Distribution of the Policies
       40          Not Applicable
       41          Distribution of Policies
       42          Not Applicable
       43          Not Applicable
       44          Cash Value, Payment and Allocation of Premium

  ITEM NO. OF
  FORM N-8B-2      CAPTION IN PROSPECTUS
  -----------      ---------------------
       45          Not Applicable
       46          The Funds; Cash Value
       47          The Funds
       48          State Regulation
       49          Not Applicable
       50          Ameritas Variable Life Insurance Company Separate Account V
       51          Cover Page; Summary; Policy Benefits; Charges and Deductions
       52          Addition, Deletion or Substitution of Investments
       53          Summary; Federal Tax Matters
       54          Not Applicable
       55          Not Applicable
       56          Not Required
       57          Not Required
       58          Not Required
       59          Financial Statements

PROSPECTUS
                                                                    COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY


FLEXIBLE PREMIUM                               One Ameritas Way/5900 "O" Street
VARIABLE UNIVERSAL LIFE                      P.O. Box  82550/Lincoln, NE  68501


--------------------------------------------------------------------------------


This Prospectus describes a flexible premium variable universal life insurance policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company. The Policy is designed to provide insurance protection until the Policy Anniversary nearest the Insured's 95th birthday and at the same time provide flexibility to vary the frequency and amount of premium payments and to increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.


The Policy guarantees the Death Benefit as long as the Policy remains in force. The Policyowner may choose death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's accumulation value). The specified amount for a policy is generally $100,000, lower specified amounts may be requested. The Policy provides for a surrender value that can be obtained through partial withdrawals, surrender of the Policy, or through policy loans. There is no minimum guaranteed accumulation value. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that time, so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not generate positive surrender values, after payment of insurance and other charges, during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit Rider which extends this benefit for 10 years and up to 30 years, depending on the age of the Insured.

The Policyowner has the right to examine the Policy and return it for a refund for a limited time (see page 22). The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. After the 13-day period (see page 23), the accumulation value will be allocated to the Subaccounts of AVLIC Separate Account V
("Account") or the Fixed Account as selected by the Policyowner. The accumulation value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. The accumulation value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy. This Policy may also be acquired in exchange for another policy (Form #4002) previously offered by AVLIC (See Exchange Offer, page 31).


The  assets  of each  Subaccount  are  invested  in  shares  of a  corresponding portfolio of the  Variable  Insurance  Products  Fund,  the  Variable  Insurance
Products Fund II, the Alger American Fund, and/or the MFS Variable Insurance Trust. (collectively the "Funds"). The Variable Insurance Products Fund is a mutual fund with five portfolios: Money Market, High Income, Equity-Income, Growth and Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios: the Asset Manager, Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund is a mutual fund with six portfolios,: Alger American Income and Growth, Alger American MidCap Growth, Alger American Small Capitalization, Alger American Balanced, Alger American Leveraged AllCap, and Alger American Growth Portfolios. MFS Variable Insurance Trust is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series, MFS Utilities Series, and MFS World Governments Series are offered. The accompanying prospectuses for the various funds describe the investment objectives and policies and the risks of each of the portfolios of the Funds. The investment gains or losses of the monies placed in the various portfolio Subaccounts will be experienced by the policyowner.



Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.


This Prospectus Must Be Accompanied or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, and MFS Variable Insurance Trust

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.


The Date of This Prospectus is  May 1, 1996.



TABLE OF CONTENTS
Definitions............................................................       3
Summary................................................................       5
Ameritas Variable Life Insurance Company and the Account ..............       9
         Ameritas Variable Life Insurance Company......................       9
         Ameritas Variable Life Insurance Company Separate Account V...       9
         The Funds.....................................................      10
         Investment Objectives and Policies Of The Funds' Portfolios...      10
         Fund Management Fees .........................................      13
         Addition, Deletion or Substitution of Investments.............      15
         Fixed Account.................................................      15
Policy Benefits........................................................      16
         Purposes of the Policy........................................      16
         Death Benefit Proceeds........................................      16
         Death Benefit Options.........................................      16
         Methods of Affecting Insurance Protection.....................      18
         Duration of Policy............................................      18
         Accumulation Value............................................      19
         Benefits at Maturity..........................................      19
         Payment of Policy Benefits....................................      20
Policy Rights..........................................................      20
         Loan Benefits.................................................      20
         Surrenders....................................................      21
         Partial Withdrawals...........................................      21
         Transfers.....................................................      22

         Systematic Programs...........................................      22

         Refund Privilege..............................................      22
         Exchange Privilege............................................      22
Payment and Allocation of Premiums.....................................      23
         Issuance of a Policy..........................................      23
         Premiums......................................................      23
         Allocation of Premiums and Accumulation Value.................      24
         Policy Lapse and Reinstatement................................      25
Charges and Deductions.................................................      25
         Deductions From Premium Payment...............................      25
         Charges from Accumulation Value...............................      26
         Surrender Charge..............................................      27
         Daily Charges Against the Account.............................      28
General Provisions.....................................................      28
Exchange Offer.........................................................      31
Distribution of the Policies...........................................      32
Federal Tax Matters....................................................      32
Safekeeping of the Account's Assets....................................      34
Voting Rights..........................................................      34
State Regulation of AVLIC..............................................      34
Executive Officers and Directors of AVLIC..............................      35
Legal Matters..........................................................      36
Legal Proceedings......................................................      36
Experts................................................................      36
Additional Information.................................................      36
Financial Statements...................................................      36
Ameritas Variable Life Insurance Company Separate Account V............      37
Ameritas Variable Life Insurance Company...............................      48
Appendices.............................................................      65

The Policy, certain funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCRUED EXPENSE CHARGES - Any monthly deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the accumulation value held in the Account, the Fixed Account, and any accumulation value held in the general account which secures policy loans.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the policy has been in force.

AVLIC -  Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The person or persons designated in the application, unless later changed, to receive the Death Benefit (see page 28) for "Beneficiary" and "Change of Beneficiary").

DECLARED RATES - The interest rate declared by AVLIC to be earned on amounts in the Fixed Account, which AVLIC guarantees to be no less than 4.5%.

DEATH BENEFITS - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any outstanding policy debt; (4) minus any unpaid monthly deduction due, including the deduction for the month of death.

EXTENDED GUARANTEED DEATH BENEFIT PREMIUMS - A specified premium which, when paid, will extend the Guaranteed Death Benefit beyond the first three policy years to a period of 10 to 30 policy years, depending on the age of the Insured on the Issue Date (See Additional Insurance Benefits, page 29). This benefit is provided without an additional policy charge.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of net premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts.

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium for the first three years which, if paid in advance on a monthly or yearly prorated basis, will keep the Policy in force during the first three policy years so long as other policy provisions are met, even if the surrender value is zero or less. This benefit is provided without an additional policy charge.

INSURED - The person whose life is insured under the Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the policy date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The date AVLIC pays any surrender value, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except should such monthly activity date fall on a date other than a valuation date, the monthly activity date will be the next valuation date.

NET PREMIUM - Premium paid less the sales load charge and premium tax charge (See page 23).

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit Premium or the Extended Guaranteed Death Benefit Premium.

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY ANNIVERSARY DATE - The same day as the policy date for each year the Policy remains in force.

POLICY DATE - As set forth in the Policy, the effective date for all coverage provided in the application. The policy date is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are required at time of delivery. (See Issuance of a Policy, page 23).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

REDUCED LOAN RATE - After reaching the later of age 55 or the tenth policy anniversary (the reduced loan rate start date), the Policyowner may borrow each year approximately 10% of the accumulation value at the reduced loan rate (See page 20 for "Loan Benefits").

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT - The minimum death benefit under the Policy, as selected by the Policyowner, which generally must be $100,000 or more at issue date.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER VALUE - The policy accumulation value on the date of surrender, less any outstanding policy debt, any surrender charge, and any accrued expense charges.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.

SUMMARY

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and there is no outstanding indebtedness.


                               DIAGRAM OF POLICY

                                PREMIUM PAYMENTS

                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS

                    Sales load and distribution expense - 5%.
                               Premium Tax - 2.5%


                                   NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the separate account which offers nineteen different subaccounts. The nineteen subaccounts invest in the corresponding portfolios (Funds) of the Fidelity Variable Insurance Product Funds, the Fidelity Variable Insurance Products Fund II, the Alger American Fund, or the MFS Variable Insurance Trust.


                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders.

Monthly charge for administrative expenses $9.00 per month the first year, $4.50 per month thereafter.

Daily charge, at an annual rate of 0.90% for Policy Years 1-20, and 0.65% thereafter, from the subaccounts for mortality and expense risks. This charge is not deducted from Fixed Account assets.


    LIVING BENEFITS              RETIREMENT BENEFITS           DEATH BENEFITS

Partial  withdrawals  can    Loans may be taken at a net    Income  tax  free to
be  made (subject to         zero  interest  rate  after    beneficiary.
certain restrictions).        ten   years   or   when the
The  death  benefit  will    policyholder   reaches   55    Available   as  lump
be reduced  by the amount    (whichever   occurs later.)    sum  or   under  the
of the partial withdrawal.                                  five  payment  meth-
                             Should  the   policy  lapse    ods   available   as
                             while loans are outstanding    retirement benefits.
Up to fifteen free trans-    the  portion  of  the  loan
fers  can  be  made  each    attributable  to   earnings
year  between the invest-    will  become  taxable dist-
ment portfolio.              ributions. (See page 21 and
                             Appendix B).
Accelerated payment of up
to  50%  of  the   lowest    Payments can be taken under
scheduled  death  benefit    one  or  more  of five dif-
is  available  under cer-    ferent payment options.
tain conditions to insur-
eds suffering from termi-
nal illness.

The  policy  may  be sur-
rendered  at any time for
its   surrender    value.

Because    the    company
incurs   expenses   imme-
diately upon the issuance
of  the  policy  that are
recovered  over  a period
of years,  a  policy sur-
render  prior to the fif-
teenth  anniversary  date
will be assessed  a  sur-
render charge  consisting
of the contingent  defer-
red  sales charge and the
contingent   deferred ad-
ministrative      charge.
After  the  fifth  policy
year the charge decreases
each year  until  no sur-
render charge is  applied
after   the     fifteenth
policy year.(See pages 21
and 27).

THE ISSUER

The Policy is issued by Ameritas Variable Life Insurance Company ("AVLIC"), a Nebraska stock life insurance company. A separate account of AVLIC, Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has nineteen Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed at page 9 herein. (See Ameritas Variable Life Insurance Company and the Account, page 9, and The Funds, page 9). The financial statements for AVLIC and the Account can be found beginning on page 37.



THE POLICY

This flexible premium variable universal life insurance policy ("Policy") allows the Policyowner, within limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowners accumulation values are invested; and (c) a choice of two death benefit options unless the Extended Maturity Rider is in effect.

As long as the Policy remains in force, it will provide for: (1) life insurance coverage on the Insured up to age 95; (2) an accumulation value; (3) surrender rights (including partial withdrawals and total surrenders); (4) policy loan privileges; and (5) a variety of optional benefits and riders that may be added to the Policy for an additional charge or without charge if certain minimum premiums are paid.

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself cause the Policy to lapse.

Second, a Policy can lapse even if planned periodic premiums have been paid unless the Guaranteed Death Benefit and/or the Extended Guaranteed Death Benefit Premium requirements have been met. (See Payment and Allocation of Premiums, page 23).

AMOUNTS. An initial premium of at least 1/12 of the first year Guaranteed Death Benefit Premium, charges for riders and any substandard risk adjustment times the number of months between the policy date and issue date, plus one, must be paid in order to put the Policy in force. After the initial premium is paid, unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum and minimum limitations set by AVLIC and the maximum limitations set by Federal Income Tax Law. A Policyowner may also choose a planned periodic premium which may include the minimum cumulative premiums necessary to keep in force the Guaranteed Death Benefit provision and the Extended Guaranteed Death Benefit Rider.

A Policy will lapse when the surrender value is insufficient to pay the monthly deduction unless the Guaranteed or Extended Guaranteed Death Benefit Riders are in effect. A period of 61 days from the date written notice of lapse is mailed to the Policyowner's last known address will be allowed for the Policyowner to make sufficient payment to keep the Policy in force for the Policyowner (grace period).


ALLOCATION OF NET PREMIUMS.

The Policyowner may select the manner in which the new premiums are allocated between the Fixed Account (See Fixed Account, page 15) and to one or more of the Subaccounts.

Net premiums, which equal the premiums paid less the premium charges, are first allocated for 13 days, as of the issue date, to the Subaccount for the Money Market Portfolio of the Variable Insurance Products Fund. After the expiration of the refund period, the accumulation value will be allocated as selected by the Policyowner. The Policyowner may change the allocation instructions for premiums and may also make a special designation for unscheduled premiums. Subject to certain charges and restrictions, a Policyowner may also transfer amounts among the Subaccounts and the Fixed Account. (See Allocation of Premiums and Accumulation Value, page 24).

The various subaccounts available invest in a corresponding portfolio of the Funds. Variable Insurance Products Fund ("Fidelity Fund") has five portfolios: the Money Market, High Income, Equity-Income, Growth, and the Overseas Portfolios. Variable Insurance Products Fund II ("Fidelity Fund II") has five portfolios: the Asset Manager, Investment Grade Bond, Index 500, Contrafund and Asset Manager: Growth Portfolios. (Fidelity Fund and Fidelity Fund II may be collectively referred to as the "Fidelity Funds"). The Alger American Fund ("Alger American Fund") has six portfolios: Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small-Cap"), Alger American MidCap Growth ("MidCap"), Alger American Growth ("Alger American Growth"), Alger American Leveraged AllCap

("Leveraged AllCap") and Alger American Balanced ("Balanced") portfolios. MFS Variable Insurance Trust ("MFS Fund" or "MFS") has twelve separate portfolios or series, of which, MFS Emerging Growth Series, MFS Utiltities Series, and MFS World Governments Series are offered. A summary of the investment objectives for these portfolios is set forth at page 10 of this Prospectus, and detailed objectives of these portfolios are described in the accompanying prospectuses for the Funds. There is no assurance that these objectives will be met. The Policyowner bears the entire investment risk for amounts allocated to the Subaccounts.



POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. While the Policy remains in force, AVLIC will pay the Death Benefit to the Beneficiary upon receipt of Proof of Death of the Insured. These proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy adjusted for any policy indebtedness. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's accumulation value on the date of the Insured's death, or if greater, the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Options, page 16)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

Optional insurance benefits offered under the Policy include: Guaranteed Death Benefit provision; Extended Guaranteed Death Benefit rider; Accelerated Living Benefits Rider for Terminal Illness; Accidental Death Benefit rider; Covered Insured rider; Disability Benefit rider; Guaranteed Insurability rider; Payor Disability rider; and Children's Protection rider. (See Additional Insurance Benefits, page 29). These riders are not all available in every state. The cost, if any, of these additional insurance benefits will be deducted from the Policy's accumulation value as a part of the monthly deduction. The Guaranteed Death Benefit and Extended Guaranteed Death Benefit provisions are provided without cost but require the described premium payments.

BENEFITS AT MATURITY.

On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the accumulation value of the Policy less any outstanding policy debt and accrued interest charges.

ACCUMULATION VALUE BENEFITS

The Policy's accumulation value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts and the Fixed Account, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of the Account is borne by the Policyowner. AVLIC does not guarantee a minimum accumulation value in the Account. (See Accumulation Value, page 19). It does guarantee the Fixed Account.


The Policyowner may surrender the Policy at any time and receive its surrender value. Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the surrender value at any time prior to the maturity date. Partial withdrawals will reduce both the accumulation value and the death benefit payable under the Policy. (See Partial Withdrawals, page 21). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 28).



POLICY LOANS. Policy loans, secured by the accumulation value of the Policy, are available. After the first policy anniversary, the Policyowner may obtain a loan at "regular" loan interest rates, which shall not exceed 8% annually.

After the later of age 55 or the tenth policy anniversary, the Policyowner can borrow against a limited amount of the accumulation value of the Policy at a "reduced" interest rate, which reduced rate is currently 4.5% and shall not exceed 5% annually ("reduced rate loan"). While the loan is outstanding, the Policyowner earns 4.5% interest on the accumulation values securing the loans. (For details concerning policy loan provisions, see page 20).

Policy loans may have tax consequences and will affect earnings and policy accumulation values. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. Should the Policy become a modified endowment contract, loans (including loans to pay loan interest) will be taxable to the extent of any gain under the Policy. Further, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. (See Federal Tax Matters, page
32).

CHARGES

SALES AND PREMIUM TAX CHARGES Generally, a sales charge of 5% of each premium will be deducted to compensate AVLIC for its expenses associated with distributing the Policy and a premium tax charge of 2.5% of each premium will be deducted from each premium before placing any amount in a Subaccount or the Fixed Account. (See Deductions From Premium Payments, page 25).

MONTHLY CHARGES AGAINST THE ACCUMULATION VALUE.

a) A monthly maintenance charge of up to $9.00 [currently AVLIC is charging $9.00 per month ($108.00 per year) during the first policy year and $4.50 per month ($54.00 per year) thereafter], to compensate AVLIC for the continuing administrative costs of the Policy, plus

b) A monthly charge for the cost of insurance including the cost for any riders. (See Charges from Accumulation Value, page 26).

SURRENDER CHARGE. If a Policy is surrendered prior to the 15th anniversary date, AVLIC will assess a surrender charge consisting of the Contingent Deferred Sales Charge ("DSC") and the Contingent Deferred Administrative Charge ("DAC"). After the fifth Policy Year, the surrender charge decreases each year until no surrender charge is applied after the fifteenth Policy Year. (See Surrender Charge, page 27).

The DSC is equal to 25% of the premiums received in the first two Policy Years up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in those years in excess of the Guaranteed Death Benefit Premium. In no event shall the surrender charge exceed $12.00 for every $1000.00 of insurance obtained under the Policy.

The DAC is an amount per $1,000 of insurance that varies by issue age and sex. (See Contingent Deferred Administrative Charges, page 27).

TRANSFER CHARGE. Fifteen transfers of accumulation value per policy year will be permitted free of charge. A $10 administrative charge may be assessed for each additional transfer. The transfer charge will be deducted from the amount transferred. (See Transfer Charge, page 27).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. (Currently, the charge is the lesser of $25 or 2%). The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. No surrender charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered. (See Partial Withdrawal Charge, page 28).

DAILY CHARGES AGAINST THE ACCOUNT. A daily charge at an annual rate not to exceed .90% (currently .90% for policy years 1-20 and .65% thereafter) of the average daily net assets of each Subaccount, but not the Fixed Account. (See Daily Charges Against the Account, page 28).

No charges are currently made against the Account for federal, state or local taxes (which are charged in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Account to pay those taxes. (See Taxes, page 28).


In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the management fee and other expenses incurred by the Funds. (See The Funds, page 10).



TAX TREATMENT OF THE POLICY

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under the Policy are excludable from the taxable income of the Beneficiary. Should the Policy be deemed a modified endowment contract (see Federal Tax Matters-Tax Status of the Policy, page 32), partial or full surrenders, assignments, policy pledges, and loans under the Policy will be taxable to the Policyowner to the extent of any gain under the Policy. Generally, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured reaching age 59 1/2. (For further detail regarding taxation, see Federal Tax Matters, page 32).

REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a notice concerning cancellation, whichever is later. The amount of the refund is the greater of the premiums paid or the premium paid adjusted by investment gains and losses. (See Refund Privilege, page 22).

EXCHANGE PRIVILEGE

During the first 24 months after the policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued and made available for exchange by AVLIC or Ameritas Life. The policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 22).

EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission approved a request from AVLIC and the Account that they be permitted to offer to exchange the Policy for a life insurance policy previously issued by AVLIC. That exchange offer continues as of the date of this Prospectus. (For additional details concerning the exchange offer, see Exchange Offer, page 31).



AVLIC AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 48.


AVLIC is a wholly-owned subsidiary of Ameritas Life. Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "0" Street, Lincoln, Nebraska 68501. Ameritas Life and subsidiaries had total assets at December 31, 1995 of over $2.4 billion. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyzes insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has an AA ("Excellent") rating from Standard & Poor's for claims paying ability. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. On February 27, 1996, AVLIC determined to postpone the merger indefinitely.

Ameritas Investment Corp., the principal underwriter of the policies may publish in advertisements and reports to Policyowners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services and charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference and other investment methods. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985. The assets of the Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Account and the funds available for investment by the Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. Performance information for the Subaccounts will reflect deductions of fund expenses and be adjusted to reflect the mortality and expense risk charge. We may also provide a hypothetical illustration of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.

We may also provide individualized hypothetical illustrations of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Account charges, including the Monthly Deduction, Premium Payment Deductions, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.


THE FUNDS


There are currently nineteen Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, or the MFS Fund (collectively the "Funds"). Each fund is registered with the SEC under the 1940 Act as an open-end management investment company.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.


The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.


The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity- Income, Asset Manager, and Asset Manager: Growth Portfolios may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.


Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the surrender values, partial withdrawals, and make policy loans or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.


Since the Fidelity Fund, The Fidelity Fund II, the Alger American Fund, and the MFS Fund are each designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS
--------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income  producing  lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.
Investment
Grade Bond2            A  portfolio  of investment     Seeks as high  a level of
                       grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     represented     by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.

Asset Manager:
Growth2                Focuses on stocks  for high     Seeks  to  maximize total
                       potential returns but also return by allocating its purchases bonds and short- assets among stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.

ALGER AMERICAN
--------------
FUNDS
-----

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least 65% of its assets  in     objective  of  the  Port-
                       dividend    paying   equity     folio.
                       securities  that are listed
                       on  a  national exchange or
                       in  securities  convertible
                       into dividend paying equity
                       securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the  portfolio  assets will     appreciation.
                       be invested in fixed income
                       senior  securities.

Small-Cap              Except   during   temporary     Seeks  long-term  capital
                       defensive   periods,    the     appreciation.
                       Portfolio invests  at least
                       65% of its total  assets in
                       equity     securities    of
                       companies that, at the time
                       of  purchase  of the secur-
                       ities,  have   total market
                       capitalization  within  the
                       range of companies included
                       in  the Russell 2000 Growth
                       Index,   updated quarterly.
                       The   Russell  2000  Growth
                       Index is  designed to track
                       the  performance  of  small
                       capitalization   companies.
                       The Portfolio may invest up
                       to  35% of its total assets
                       in   equity   securities of
                       companies that, at the time
                       of  purchase,  have   total
                       market       capitalization
                       outside   the range of com-
                       panies   included   in  the
                       Russell 2000  Growth  Index
                       and in excess of that amount
                       (up  to 100% of  its assets)
                       during  temporary defensive
                       periods.


MidCap                 Except    during  temporary     Seeks  long-term  capital
Growth                 defensive    periods,   the     appreciation.
                       Portfolio invests  at least
                       65% of its total  assets in
                       equity    securities     of
                       companies that, at the time
                       of  purchase  of  the  sec-
                       urities, have  total market
                       capitalization  within  the
                       range of companies included
                       in   the  S&P  Mid  Cap 400
                       Index,   updated quarterly.
                       The   S&P  MidCap 400 Index
                       is   designed  to track the
                       performance  of medium cap-
                       italization companies.  The
                       Portfolio may invest  up to
                       35% of its total  assets in
                       equity  securities  of com-
                       panies that, at the time of
                       purchase, have total market
                       capitalization outside  the
                       range of companies included
                       in the S&P MidCap 400 Index
                       and in excess of that amount
                       (up  to  100% of its assets)
                       during  temporary defensive
                       periods.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures contracts and
                       purchase  and  sell options
                       on these futures contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

MFS FUNDS
---------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------

Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   equity     term capital growth. Div-
                       securities  of     emerging     idend and interest income
                       growth companies. Up to 25%     is incidental.
                       may be invested in  foreign
                       securities  not   including
                       ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in debt secur-      vation   and  growth with
                       ities.  May  invest  up  to     moderate  current income.
                       100%  of  assets in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.



1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.

FUND MANAGEMENT FEES

Fee information relating to the underlying funds was provided to AVLIC by the underlying funds. AVLIC has not independently verified the information received from the underlying funds.

Fidelity Management & Research Company (FMR) is the Manager for the Fidelity Funds. Each portfolio pays FMR a monthly fee for managing its investment and business affairs.

Fred Alger Management Inc. ("Alger Management") serves as the Alger American Fund investment manager. Each portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based upon a percentage of the value of the relevant portfolio's daily net assets.

Massachusetts Financial Services Company ("MFS Co."), a Delaware Corporation, is the investment adviser to each series of the MFS Variable Insurance Trust.

EXPENSE SUMMARY

The amount of expenses borne by each portfolio for the fiscal year ended December 31, 1995, was as follows:

                                Investment Advisory
Portfolio                          and Management                     Other Expense                     Total
------------------             ---------------------                 ---------------                --------------
Fidelity
------------------
Money Market                           .24%                               .09%                           .33%
High Income                            .60%                               .11%                           .71%(1)
Equity-Income                          .51%                               .10%                           .61%
Growth                                 .61%                               .09%                           .70%
Overseas                               .76%                               .15%                           .91%
Asset Manager                          .71%                               .08%                           .79%(1)
Investment Grade Bond                  .45%                               .14%                           .59%
Index 500                              .00%                               .28%                           .28%(2)
Contrafund                             .61%                               .11%                           .72%(1)
Asset Manager Growth                   .71%                               .29%                          1.00%(1, 2)

Alger American (3)
------------------
Income and Growth                     .625%                              .125%                           .75%
Balanced                               .75%                               .25%                          1.00%
Small Cap                              .85%                               .07%                           .92%
MidCap Growth                          .80%                               .10%                           .90%
Growth                                 .75%                               .10%                           .85%
Leveraged AllCap                       .85%                               .71%                          1.56%


MFS
---
Emerging Growth Series                 .75%                               .25%                          1.00%  (4)
Utilities Series                       .75%                               .25%                          1.00%  (4)
World Governments Series               .75%                               .25%                          1.00%  (5)


(1) A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been (for High Income: 0.71% (please note there were brokerage commissions paid, but it did not affect the ratio); for Asset Manager 0.81%; for Asset Manager:
       Growth 1.13% ; and for Contrafund: 0.73%)

(2) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, management fee, other expenses, and total expenses would have been (Index 500 Portfolio) 0.28%, 0.19% and 0.47%, respectively; and (Asset Manager: Growth) 0.71%, 0.42% and 1.13%, respectively.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively; Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small-Cap, Alger American MidCap, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

(4) MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 2.16% and 2.91%, respectively, for the Emerging Growth Series and 2.33% and 3.08%, respectively, for the Utilities Series.

(5) MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 1.24% and 1.99%, respectively.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified
investment  objective.  AVLIC  may,  in  its  sole  discretion,   establish  new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.

FIXED ACCOUNT

Policyowners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies between the Account and the Fixed Account. (See Transfers, page 22).

Payments allocated to the Fixed Account and transferred from the Account to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under "the Investment Company Act of 1940". Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the General Account ("Declared Rate(s)"). Each month AVLIC will establish the declared rate from the monies transferred or allocated to the Fixed Account that month. The Policyowner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.

POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.


PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

The Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit and the Extended Guaranteed Death Benefit premium required. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the accumulation value will, vary with the investment experience of the chosen Subaccounts of the Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that period so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid even though, in certain instances, the minimum payment allowed by contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit to between 10 and 30 years depending upon the age of the insured at the date of issue.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon satisfactory proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 20).

Death  benefit   proceeds  will  be  paid  to  the  surviving   beneficiary   or
beneficiaries specified in the application or as subsequently changed. If no beneficiary is chosen, the proceeds will be paid to the Policyowners estate.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (see Policy Lapse and Reinstatement, page 25).

The minimum initial Specified Amount is currently $50,000. Defined differences, assisted by graphic illustrations are as follows:

OPTION A.

Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.










Death Benefit Option A. Pays a Face Amount of death benefit equal to the Specified Amount or the accumulation value multiplied by the Death Benefit Ratio (as illustrated at Point A) whichever is greater.

Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of accumulation value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of accumulation value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the accumulation value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher accumulation value, rather than increased insurance coverage, generally should select Option A.

OPTION B.


Omitted graph illustrates payout under Death Benefit  Option B,  specifically by
showing  the   relationships  over  time,  between  the Specified Amount and the
Accumulation Value.











Death  Benefit  Option  B.  Pays  a  Face Amount  of  death benefit equal to the
Specified   Amount   plus  the   Policy's accumulation value or the accumulation
value  multiplied  by the  Death  Benefit Ratio, whichever is greater.

Under Option B, the death benefit is equal to the current Specified Amount plus the accumulation value of the Policy or, if greater, the applicable percentage of the accumulation value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the death benefit will always vary as the accumulation value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher accumulation values, generally should select Option B.

EXTENDED MATURITY

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

CHANGE IN DEATH BENEFIT OPTION. The death benefit option may be changed once per year after the first policy year by sending AVLIC a written request. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the accumulation value on the effective date of the change and will require evidence of insurability before the change is made. If the death benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the death benefit under Option B on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's accumulation value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the accumulation value on that date. Changing from Option B to Option A will generally decrease in the future the net amount at risk, and therefore the cost of insurance charges. Changing from Option A to Option B generally will not change a net amount at risk. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions, page 25 and Federal Tax Matters, page 32).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge and have Federal Tax consequences. (See Charges and Deductions, page 25 and Federal Tax Matters, page 32).

Any increase or decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a policy year. The Specified Amount remaining in force after any requested decrease may not be less than $35,000. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal Tax Law (See Premiums, page 23), the decrease may be limited or accumulation value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

Increases in the Specified Amount will be allowed after the first policy year. For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase.

(See Premiums upon Increases in Specified Amount, page 24). The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 75. An increase in the Specified Amount will result in certain increased charges, which will be deducted from the accumulation value of the Policy on each monthly activity date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed and Extended Guaranteed Death Benefit provision or rider are in effect will increase the respective premium requirements. (See Charges and Deductions, page 25).


METHODS OF AFFECTING INSURANCE PROTECTION

A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the accumulation value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's accumulation value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY

The duration of the Policy generally depends upon the accumulation value. The Policy will remain in force so long as the surrender value is sufficient to pay the monthly deduction. (See Charges from Accumulation

Value, page 26). Where, however, the surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 25). AVLIC agrees to keep the policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits, page 29)

ACCUMULATION VALUE

The Policy's accumulation value in the Account or the Fixed Account will reflect the investment performance of the chosen Subaccounts of the Account or the Fixed Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's surrender value. (See Surrenders, page 21). There is no guaranteed minimum accumulation value.

DETERMINATION OF ACCUMULATION VALUE. Accumulation value is determined on each valuation date. On the policy issue date, the accumulation value in a Subaccount will equal the portion of any net premium allocated to the Subaccount, reduced by the portion of the first monthly deductions allocated to that Subaccount. (See Allocation of Premiums and Accumulation Value, page 24). Thereafter, on each valuation date, the accumulation value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b)  The value of the Fixed Account; plus

(c) Any accumulation value impaired by policy debt held in the general account; plus

(d)  Any net premiums received on that valuation date; less

(e)  Any partial withdrawal, and its charge, made on that valuation date; less

(f)  Any monthly deduction to be made on that valuation date; less

(g)  Any federal or state income taxes charged against the accumulation value.

In computing the Policy's accumulation value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the accumulation value is dependent upon a number of variables, a Policy's accumulation value cannot be predetermined.


THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 28).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the accumulation value of the Policy, less outstanding policy debt, on the maturity date to the Policyowner. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Accumulation value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 29). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum. When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION.  Equal monthly payments are based on the life
of  a  named  person.   Payments  will continue for the lifetime of that person.
Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policyowner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first policy anniversary, the Policyowner may borrow up to 90% of the accumulation value less any surrender charges and any accrued expenses as of the date of the policy loan at regular and, as described below, reduced loan interest rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the maturity date. Policyowners in certain states may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. Loans may have a tax consequence. (See Federal Tax Matters, page 32).


INTEREST. AVLIC charges interest to Policyowners at regular and reduced rates. After the later of age 55 or the tenth policy anniversary, the Policyowner may borrow each year a limited amount of the accumulation value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 5% per year. AVLIC is currently charging 4.5% interest on reduced rate loans. The amount available at the reduced rate is 10% of the accumulation value as of the later of age 55 or the 10th policy anniversary (the start date) times the number of years since the start date, increased by the accrued interest charges on the reduced loan amount. Regular loans will accrue interest on a daily basis at a rate of up to 8% per year. AVLIC is currently charging 6.5% on regular loans.

If  unpaid   when   due,   interest   will   be   added  to  the  amount  of the
loan and bear interest at the same rate. The Policyowner earns 4.5% interest on the accumulation values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, accumulation value equal to the amount of the loan will be transferred from the Account and/or the Fixed Account to the General Account of AVLIC as security for the indebtedness. The accumulation value transferred out of the Account will be allocated among the Subaccounts or the Fixed Account in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts or the Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the accumulation value of a Policy, and may permanently affect the amount of the Death Benefits, even if the loan is repaid.

Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the accumulation value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the accumulation value less any surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. A policyowner may lower the risk of a policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the various subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the fixed account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the policyowner may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse (See Appendix B). A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 25).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the accumulation value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated at the time of repayment.

SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may partially withdraw or totally surrender the Policy by sending a written request to AVLIC. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 29). Surrenders may have tax consequences. (See Tax Treatment of Policy Proceeds, page 33).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the surrender value. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 20).


PARTIAL WITHDRAWALS


Partial withdrawals are irrevocable. During policy years 2-5 a partial withdrawal may be obtained if the accumulation value is at least three times the annual Guaranteed Death Benefit premiums. The amount of a partial withdrawal may not exceed the surrender value on the date the request is received and may not be less than $500. The surrender value after a partial withdrawal must be at least $1,000 and further during policy years 2-5 the accumulation value after surrender must equal two times the annual Guaranteed Death Benefit Premium.

The amount paid will be deducted from the Subaccounts or the Fixed Account according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts and/or Fixed Account.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 26; Death Benefit Options--Methods of Affecting Insurance Protection, page 18). If Option B is in effect, the Specified Amount will not change, but the accumulation value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $35,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 28).


TRANSFERS

Accumulation value may be transferred among the Subaccounts of the Account and to the Fixed Account as often as desired. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. One hundred percent of the amount deposited plus interest thereon may be transferred out of the Fixed Account during the 30-day period following the yearly policy anniversary date.

The first fifteen transfers per policy year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred and will be deducted from the amount transferred. (See Transfer Charge, page 27). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level.


SYSTEMATIC PROGRAMS

AVLIC may offer systematic programs as discussed below. Transfers of Accumulation Value made pursuant to these programs will not be counted in determining whether the transfer fee applies. All other normal transfer restrictions, as described above, apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account and the Fixed Account, on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Separate Account.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. There is no charge for participation in these programs at this time.

REFUND PRIVILEGE

The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after AVLIC delivers a notice of the Policyowners right of cancellation, or within 45 days of completing Part I of the application, whichever is later. If a Policy is cancelled within this time period the refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 29).


EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or Ameritas Life Insurance Corp. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or accumulation values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.


PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY


Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.


The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal Funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. The initial premium payment will be allocated to the Money Market Portfolio of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of; (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS

No insurance will take effect before the initial premium is received by AVLIC in Federal Funds. The initial premium must be at least 1/12 of the first year Guaranteed Death Benefit Premium, including any riders and any substandard risk adjustment, times the number of months between the policy date and the issue date, plus one. Subsequent premiums are payable at AVLIC's Home Office. The Directors and employees of AVLIC and its affiliates may purchase this Policy in transactions that involve lower sales costs to AVLIC. In those instances the initial sales load, the contingent deferred sales load, and/or initial premium may be lowered. In no event will this be permitted where it will be unfairly discriminatory to any person. Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the cost of insurance, the monthly maintenance and mortality and expense risk charges, the Policy may have a zero surrender value and lapse. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative prorated monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, these minimum premiums will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits (Riders), page 29).

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals. The planned periodic premium schedule may include the Guaranteed Death Benefit Premium and/or the Extended Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision and/or the Extended Guaranteed Death Benefit Rider is in effect. Instead, the duration of the Policy depends upon the Policy's surrender value. (See Duration of the Policy, page 18). Unless the Guaranteed Death Benefit or Extended Guaranteed Death Benefit provisions are in effect, even if planned periodic premiums are paid by the Policyowner, the Policy will lapse any time surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 25).

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both
planned  and  unscheduled,   exceed  the  current  maximum  premium  limitations
established by federal tax laws.

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the accumulation value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policyowner, an additional premium payment may be required. AVLIC will notify the Policyowner of any premium required to fund the increase, this required premium must be made as a single payment. The accumulation value of the Policy will be immediately increased by the amount of the payment, less the applicable premium charge.


ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates net premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the net premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. If there is any outstanding policy debt at the time of a payment, AVLIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) that are available to AVLIC. In no event will interest be credited prior to the policy date.

ACCUMULATION VALUE. The value of the Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's accumulation value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the surrender value (the accumulation value less debt, deferred sales and administrative charges, and accrued expense charges) is insufficient to cover the monthly deduction and a grace period expires without a sufficient payment unless the Guaranteed Death Benefit provision or Extended Death Benefit rider are in effect. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the surrender value is insufficient to cover the monthly deduction, the policyowner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See Charges and Deductions, page 25).

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the end of the grace period, but before the maturity date. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:
a. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

b. Any policy debt will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been surrendered for its full surrender value;

d. If the reinstatement occurs during the first three years, the minimum premium required is the amount necessary to meet the pro rata monthly requirement of the Guaranteed Death Benefit premium as of the date of statement as if the Policy had not lapsed;

e. If the reinstatement occurs after the first three years, the minimum premium required is the greater of:

   (1) the amount necessary to raise the surrender value as of the date of reinstatement to equal to or greater than zero; or

   (2) the amount necessary to pay sales load and premium tax on the premium paid and monthly policy deductions for the next three policy months.

The amount of accumulation value on the date of reinstatement will be equal to the amount of the surrender value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the accumulation value is designed to avoid duplicate surrender charges. The original policy date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's General Account. Accumulation value calculations will then proceed as described under "Accumulation Value" on page 19.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENT

SALES CHARGE. AVLIC deducts a sales charge, generally called the "sales load," of 5% from each payment to reimburse AVLIC for the cost of selling the Policy. This cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

There are two types of sales loads under the Policy. The first, just described, is the front-end sales load, which will be deducted from each premium payment upon receipt prior to allocation of net premium to the Account or the Fixed Account. The second, a contingent deferred sales load which is part of the surrender charge, will reduce the assets in the Account and the Fixed Account attributable to the Policy in the event of surrender if surrendered before the 15th policy year.

The sales charges in any Policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, AVLIC will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

PREMIUM TAXES. A deduction of 2.5% of the premium will be made from each premium payment to pay state premium taxes. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions. AVLIC does not expect to derive a profit from the premium tax charge.

CHARGES FROM ACCUMULATION VALUE

MONTHLY DEDUCTION. Charges will be deducted as of the policy date and on each monthly activity date thereafter from the accumulation value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

MAINTENANCE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $9.00 per policy charge (currently $9.00 the first year and $4.50 during each year thereafter). This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the monthly maintenance charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the accumulation value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration, specified amount, and risk class. The rate will vary if the Insured is a smoker, non-smoker, a preferred non-smoker or is considered a substandard risk and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lines. The cost of insurance rates, surrender charges, and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex, Specified Amount and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.5 to 5 times the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.


SURRENDER CHARGE

If a policy is surrendered prior to the 15th anniversary, AVLIC will assess a surrender charge based upon percentages of the premiums actually paid in policy years 1 and 2 and a charge per $1,000 of insurance issued based upon sex, age, and smoking habits.

The total surrender charge is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge. AVLIC will assess surrender charges on increases in Specified Amount based on Contingent Deferred Administrative Charges.

The Contingent Deferred Sales Charge will be based upon the actual premiums received the first two policy years up to a maximum of $12 per $1,000 of insurance. It will be calculated as 25% of the premiums received up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in excess of the Guaranteed Death Benefit Premium.

The Contingent Deferred Administrative Charge is an amount per $1,000 of insurance that varies by issue age and sex. It is 70% of the Guaranteed Death Benefit Premium not to exceed $28 per $1,000 of insurance.

The surrender charge remains level in policy years three through five and will equal the surrender charge at the end of year 2 and then grades to 0% in year fifteen based upon the following schedule.

      Policy Year         Percent of Surrender             Policy Year            Percent of Surrender
                          Charge maximum that                                     Charge maximum that
                          will apply during                                       will apply during
                             policy year                                              policy year
     --------------     ---------------------             --------------         ----------------------
        1 thru 5                 100%                          11                         40%
            6                     90%                          12                         30%
            7                     80%                          13                         20%
            8                     70%                          14                         10%
            9                     60%                          15                          0%
           10                     50%


No surrender charge will be assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of accumulation value.

Because  the  surrender   charge  may  be  significant   upon  early  surrender,
prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.

TRANSFER CHARGE. A transfer charge of $10.00 (guaranteed not to increase) may be imposed for each additional transfer among the Subaccounts after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE. A charge currently not greater than the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn) will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered.

DAILY CHARGES AGAINST THE ACCOUNT

A daily charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account is currently at the rate of 0.002466% (equivalent to an annual rate of 0.90%) for policy years 1-20 and at the rate of 0.001781% (equivalent to an annual rate of 0.65%) for the years thereafter, and will not exceed .90% of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be 0.002466% (or 0.001781%, if applicable) multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies.

The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.


In addition to the charges against the account described just above, management fees and expenses will be assessed by FMR, Alger, and MFS against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.


AVLIC may receive administrative fees from the investment advisers of certain funds.

TAXES. Currently, no charge is made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account and/or the Fixed Account. (See Federal Tax Matters, page 32).


GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.


CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY. The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record.
A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the policy date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the policy date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the death benefit will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates.

SUICIDE. Suicide within two years of the policy date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the monthly deduction. (See Charges From Accumulation Value - Monthly Deduction, page 26).

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period, (no waiting period in certain states) AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the policy death benefit and will thus reduce the proceeds payable on the death of the Insured. There is no extra premium for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

TERM RIDER FOR COVERED INSURED. Provides the Specified Amount of insurance to the beneficiary upon receipt of satisfactory proof of death of any Covered Insured, as defined in the rider. This rider is not available if the Extended Guaranteed Death Benefit rider is chosen.

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

EXTENDED GUARANTEED DEATH BENEFIT RIDER. Provides that, as long as the cumulative Extended Guaranteed Death Benefit premiums are paid during the guarantee period, the Policy will stay in force and the Specified Amount of the Policy will be paid upon death even though the surrender value of the Policy is zero or less.

The length of the guarantee period for various issue ages is as follows: issue ages 0-35 - 30 years; issue ages 36-55 to age 65; and issue ages 56-65 - 10 years. The rider will not be issued on policies for persons over 65 or rated as a substandard risk.

The annual premium for the Extended Guaranteed Death Benefit Rider will equal the Guaranteed Death Benefit premium for nonsmokers taking Death Benefit Option A under the Policy. A higher premium will be required for smokers and/or persons taking Policy Option B. If the required premium exceeds the IRS guideline level premium, the rider cannot be issued. The required annual premium will be adjusted by changes in the Specified Amount, changes in death benefit options or changes in riders.

Partial withdrawals and any outstanding policy debt are subtracted from premiums paid in determining if cumulative monthly pro rata extended Guaranteed Death
Benefit premiums have been paid. Further, the Policy will terminate if the policy loan exceeds the surrender value even if the cumulative premiums have been paid.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Insured is disabled. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Insured is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

PAYOR DISABILITY RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Covered Person specified in the rider is totally disabled, as defined in the rider. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Covered Person is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.


EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. There may be tax consequences to the election of this rider.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value, surrender value, death benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission, after application by Ameritas Variable Life Insurance Company (AVLIC), AVLIC's Separate Account V and Ameritas Investment Corp., and public notice in the Federal Register, granted their request that they be allowed to offer to exchange certain previously issued Variable Universal Life Insurance policies for the policies offered by this Prospectus.

1. This insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Policy;

2. This Policy will be issued to UniVar Policyowners without additional evidence of insurability of the insured for the same amount of insurance.

3. The UniVar Life Policyowner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Policy's accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Policy for and issue the Policy offered by this Prospectus on a relative net asset basis without deducting surrender charges on the UniVar Life Policy's surrender or sales or acquisition charges on this Policy's acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on this Policy if surrendered before the 15th policy year dating from the original UniVar issue date. AVLIC does not expect to recover the remainder of the refunded charge.

5. The Policyowner will then enjoy the benefits and be subject to the charges and contract provisions as set out in this Prospectus. A table summarizing the charges under the respective policies follows:


                       Old Policy                 New Policy
                  ----------------------     -----------------------------------

PREMIUM TAX               2.5%               2.5% (not charged on accumulation
                                             values transferred from the old
                                             policy

SALES CHARGES    7.5%   of   all  premiums   5% (not charged on accumulation
                 (8.5%  of  minimum  first   values transferred from the old
                 year  premiums) (refunded   policy)
                 plus 12% interest in  the
                 exchanges).

ADMINISTRA-      Charges   deducted   from   No   deductions  are   made  from
TIVE CHARGES     first year premiums based   premiums  for   the  Administrative
FOR ISSUE        upon table  in the Univar   costs of issue. A  Deferred Admini-
                 prospectus.                 strative   costs   charge  will be
                                             assessed   if   the  policy  is
                                             surrendered before policy year 15.

MORTALITY        Daily  deductions  at  an   Daily deductions currently charged
AND EXPENSE      annual rate of .70%         at  an annual rate of .90% for the
CHARGES                                      first  20  policy  years  and .65%
                                             thereafter. (guaranteed .90%)

SURRENDER        A   contingent   deferred   A contingent deferred sales load of
CHARGES          sales  load   based  upon   25% of  premiums  actually  paid in
                 amounts paid in the first   the  first  two  years  up  to  the
                 two  policy  years (up to   Guaranteed Death  Benefit  premium,
                 21.5%   of   the  minimum   and  5%  of  the  premiums paid in
                 first year premium to 2.5%  excess    of      that     amount.
                 of   additional   amounts   This is subject to a limit of $12
                 paid   during  the          per  $1000  of  insurance.   And a
                 first two years, up  to a   contingent deferred administrative
                 second minimum first year   charge  based  upon an  amount per
                 premium) is deducted upon   $1000 of face amount of insurance.
                 surrenders  prior  to the   This amount varies by  age at date
                 sixteenth policy anniver-   of issue as described in the table
                 sary.  100% of the charge   on  page 27  herein.   100% of the
                 is  deducted  in   policy   surrender charges are  deducted in
                 years  1  through  11 and   policy  years 1 through 5 and then
                 then  grades  to 0 in the   grades   to   0 in the 15th policy
                 16th policy year.           year.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of Ameritas Life and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983 and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers.

Registered Representatives of Investment Corp. who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions to the Registered Representatives will equal, at most, 50% of the commissionable first year premium paid plus the first year cost of any riders. In years thereafter, Registered Representatives will receive a maximum commission of 4% per policy year on any premiums paid. Upon any subsequent increase in Specified Amount or any subsequent increase in riders, commissions will also be paid based on the amount of the increase in Specified Amount or increase in rider. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions and bonuses with respect to the Policies. Investment Corp. and AVLIC may authorize other registered broker/dealers and its Registered Representatives to sell the Policies subject to applicable law.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Taxes," page 26 ) laws. This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.


(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code"). At this time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a
     "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the death benefit and accumulation value of the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under Policy.


     AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against the Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.


(b) TAX STATUS OF THE POLICY. The Code (section 7702)includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the accumulation value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the section 7702 definitional limitations on premiums and accumulation values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in Section 7702.


     The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include changes in death benefits and changes in the policy amount. Should the Policy become a "modified endowment contract" partial or full surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. The 10% penalty tax does not apply if the Insured is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Insured or the joint lives of the Insured and beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

     However, AVLIC believes that the Funds will meet the diversification requirements and AVLIC will monitor compliance with this requirement. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.


     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account.


     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable will be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the accumulation value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

     AVLIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a Modified Endowment Contract. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to Policies covering such individual exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. Policyowners should consult a competent tax advisor as to whether the Policy would be so deemed.


     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 22), the right to change owners (See General Provisions, page 28), and the provision for partial withdrawals (See Surrenders, page 21) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.



SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds shares by each of the Subaccounts.



VOTING RIGHTS

AVLIC is the legal holder of the shares held in the Subaccounts of the Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the 1940 Act and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date declared by the Fund's Board of Directors.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's accumulation value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.


STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC* followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD & CHIEF EXECUTIVE OFFICER Director, Chairman of the Board, and Chief Executive Officer: ALIC**, First Ameritas Life Insurance Corp. of New York.; Director, Chairman of the Board, President, and Chief Executive Officer: Pathmark Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc.; Director and Chairman of the
Board: Veritas Corp., Ameritas Investment Corp., Ameritas Investment Advisors, Inc., FMA Realty Inc.; Director, Chairman, President, Chief Executive Officer:
Lincoln Gateway Shopping Center, Inc.; Director: Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.

KENNETH C.  LOUIS, DIRECTOR, PRESIDENT & CHIEF OPERATING OFFICER
President and Chief  Operating  Officer:  ALIC;  Director:  First  Ameritas Life
Insurance Corp. of New York, Ameritas Investment Advisors, Inc., Ameritas Investment Corp., Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc., FMA Realty, Inc., Lincoln Gateway Shopping Center, Inc., Pathmark Assurance Company, Ameritas Managed Dental Plan, Inc.

NORMAN M. KRIVOSHA, DIRECTOR, SECRETARY
Executive Vice President, Secretary & Corporate General Counsel: ALIC; Director,
Secretary: Ameritas Investment Advisors Inc., Ameritas Investment Corp., BLN Financial Services, Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; Armenta Corp., FMA Realty, Inc.; Ameritas Managed Dental Plan, Inc.; Vice President, Secretary & General Counsel: First Ameritas Life Insurance Corp. of New York; Secretary:
Lincoln Gateway Shopping Center, Inc.

JON C. HEADRICK, TREASURER

Executive Vice President-Investments and Treasurer: ALIC; Treasurer to: Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to:
BLN Financial Services Inc.; Director, President and Treasurer: FMA Realty Inc., Armenta Corp.; Director and Treasurer: Ameritas Investment Corp.; Director, President and Chief Executive Officer: Ameritas Investment Advisors Inc.


JAMES R. HAIRE, DIRECTOR, VICE PRESIDENT
Senior  Vice  President-Corporate  Actuary  and  Strategic  Development:   ALIC;
Director: Pathmark Assurance Co.; Director and Vice President: First Ameritas Life Insurance Corp. of New York.


JOANN MARTIN, DIRECTOR,  CONTROLLER
Senior Vice President-Controller and Chief Financial Officer: ALIC; Director and Chief Financial Officer: Ameritas Managed Dental Plan, Inc.; Director: Ameritas Investment Advisors, Inc., Ameritas Investment Corp., BLN Financial Services, Inc., FMA Realty, Inc.; Controller to: Veritas Corp., Bankers Life Nebraska Company, Pathmark Assurance Company; Director, Controller : Lincoln Gateway Shopping Center Inc.; Director, Comptroller, Assistant Secretary: Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York.


THOMAS D. HIGLEY, VICE PRESIDENT AND ACTUARY
Vice President - Individual Financial Operations and Actuarial, ALIC; Vice President and Actuary: First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary, Ameritas Bankers Assurance Company.

WAYNE E. BREWSTER, VICE PRESIDENT-VARIABLE SALES
Vice President-Variable Sales: ALIC.

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY Vice President, Corporate Compliance & Assistant Secretary: ALIC; Ameritas Investment Advisors, Inc., Ameritas Investment Corp., First Ameritas Life Insurance Corp. of New York; Assistant Vice President & Assistant Secretary:
Bankers Life Nebraska Company, Pathmark Assurance Company.


* The principal business address of each person listed is Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

**      Ameritas Life Insurance Corp.
*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Director and Secretary of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to its total assets or that related to the Account.

EXPERTS


The financial statements of AVLIC as of December 31, 1995, and 1994, and for each of the three years in the period ended December 31, 1995 and the financial statements of the Account as of December 31, 1995 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                          Independent Auditors' Report


Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


   We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1995, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Lincoln, Nebraska
February 1, 1996


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1995

ASSETS

INVESTMENTS AT NET ASSET VALUE:
    Variable Insurance Products Fund:
       Money Market Portfolio - 5,613,527.070 shares at
        $1.00 per share (cost $5,613,527)                                           $      5,613,527
       Equity-Income Portfolio - 652,438.732 shares at
        $19.27 per share (cost $9,667,592)                                                12,572,494
       Growth Portfolio - 702,196.341 shares at
        $29.20 per share (cost $14,143,041)                                               20,504,133
       High Income Portfolio - 358,988.159 shares at
        $12.05 per share (cost $3,703,023)                                                 4,325,807
       Overseas Portfolio - 438,914.420 shares at
        $17.05 per share (cost $6,616,181)                                                 7,483,491
    Variable Insurance Products Fund II:
       Asset Manager Portfolio - 1,221,448.421 shares at
        $15.79 per share (cost $16,521,707)                                               19,286,671
       Investment Grade Bond Portfolio - 171,189.054 shares at
        $12.48 per share (cost $2,013,214)                                                 2,136,439
       Contrafund Portfolio - 9,382.665 shares at
        $13.78 per share (cost $129,565)                                                     129,293
       Index 500 Portfolio - 61.274 shares at
        $75.71 per share (cost $4,403)                                                         4,639
       Asset Manager: Growth Portfolio - 1,153.239 shares at
        $11.78 per share (cost $14,071)                                                       13,585
    Alger American Fund:
       Small Capitalization Portfolio - 263,321.551 shares at
        $39.41 per share (cost $8,012,444)                                                10,377,502
       Growth Portfolio - 150,146.226 shares at
        $31.16 per share (cost $3,672,555)                                                 4,678,557
       Income and Growth Portfolio - 51,644.863 shares at
        $17.79 per share (cost $790,984)                                                     918,762
       Midcap Growth Portfolio - 138,005.038 shares at
        $19.44 per share (cost $2,229,077)                                                 2,682,818
       Balanced Portfolio - 32,000.820 shares at
        $13.64 per share (cost $391,329)                                                     436,491
       Leveraged Allcap Portfolio - 5,780.602 shares at
        $17.43 per share (cost $99,893)                                                      100,756
    Dreyfus Stock Index Fund:
       Stock Index Fund Portfolio - 127,452.178 shares at
        $17.20 per share (cost $1,880,387)                                                 2,192,178
    MFS Variable Insurance Trust:
       Emerging Growth Series Portfolio -10,355.688 shares at
        $11.41 per share (cost $119,796)                                                     118,158
       World Governments Series Portfolio - 1,555.043 shares at
        $10.17 per share (cost $16,700)                                                       15,815
       Utilities Series Portfolio - 1,475.513 shares at
        $12.57 per share (cost $19,793)                                                       18,547
                                                                                     ---------------

    NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                  $     93,609,663
                                                                                     ===============


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSET
                        FOR THE YEARS ENDED DECEMBER 31,




                                                           1995              1994                 1993
                                                       ------------     -------------        --------------
INVESTMENT INCOME
  Dividend distributions received                     $   1,293,935    $     799,210        $      499,740
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)                       723,000          465,706               260,944
                                                        -----------      -----------           -----------
     INVESTMENT INCOME - NET                                570,935          333,504               238,796
                                                        -----------      -----------           -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital gain distributions received                       403,845        1,403,280               292,625
  Unrealized increase/(decrease)                         14,755,373       (2,469,056)            3,683,814
                                                        -----------      ------------           ----------
     NET GAIN/(LOSS) ON INVESTMENTS                      15,159,218       (1,065,776)            3,976,439
                                                        -----------      ------------           ----------

     NET (DECREASE)/INCREASE IN NET
     ASSETS RESULTING FROM OPERATIONS                    15,730,153         (732,272)            4,215,235

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (Note B)                           19,763,147        21,904,104           14,840,992
                                                        -----------       -----------          -----------

     TOTAL INCREASE IN NET ASSETS                        35,493,300        21,171,832           19,056,227

NET ASSETS
  Beginning of period                                    58,116,363        36,944,531           17,888,304
                                                        -----------       -----------          -----------
  End of period                                        $ 93,609,663      $ 58,116,363         $ 36,944,531
                                                        ===========       ===========          ===========




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995



A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1995, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


C.   INFORMATION BY FUND:


                                                                 Variable Insurance Products Fund
                                  -------------------------------------------------------------------------------
                                       Money         Equity-                            High
                                       Market        Income            Growth          Income          Overseas
                                  --------------   ------------    -------------    ------------    -------------

Balance 12-31-94                 $    6,247,662   $  6,295,945    $  12,362,890    $   2,970,211   $   4,954,650
Distributed earnings                    330,031        558,647           71,777          214,996          39,788
Mortality risk charge                   (57,621)       (89,161)        (160,505)         (40,007)        (60,098)
Unrealized increase/(decrease)              ---      2,148,654        4,664,368          542,261         616,308
Net premium transferred                (906,545)     3,658,409        3,565,603          638,346       1,932,843
                                   -------------   ------------    -------------    -------------    ------------
Balance 12-31-95                 $    5,613,527   $ 12,572,494    $  20,504,133    $   4,325,807   $   7,483,491
                                   =============   ============    =============    =============    ============



                                                         Variable Insurance Products Fund  II
                                   ------------------------------------------------------------------------------
                                       Asset         Investment     Contrafund       Asset Mgr.:     Index 500
                                      Manager        Grade Bond         (1)          Growth (2)          (3)
                                   -------------   -------------   ------------   --------------    -------------
Balance 12-31-94                 $   16,158,059  $     907,159   $         ---   $           ---   $         ---
Distributed earnings                    346,679         34,269           1,284               564             ---
Mortality risk charge                  (164,848)       (13,893)           (119)              (25)             (7)
Unrealized increase/(decrease)        2,471,611        183,723            (273)             (486)            236
Net premium transferred                 475,170      1,025,181         128,401            13,532           4,410
                                   -------------    -----------    ------------    --------------    ------------
Balance 12-31-95                 $   19,286,671  $   2,136,439   $     129,293   $        13,585   $       4,639
                                   =============    ===========    ============    ==============    ============




                                                                      Alger American Fund
                             ------------------------------------------------------------------------------------
                                  Small                       Income and      Midcap                   Leveraged
                             Capitalization       Growth        Growth        Growth      Balanced      Allcap(4)
                             ---------------   ------------   -----------   -----------  -----------  -----------
Balance 12-31-94            $    4,264,367    $  2,012,571   $   307,350   $   545,887  $   126,178  $       ---
Distributed earnings                   ---          34,885         5,186           142        3,039          ---
Mortality risk charge              (67,150)        (32,981)       (5,765)      (14,362)      (2,251)         (57)
Unrealized increase/(decrease)   2,184,006         924,176       146,805       430,138       45,544          863
Net premium transferred          3,996,279       1,739,906       465,186     1,721,013      263,981       99,950
                              -------------    ------------   -----------   -----------  -----------  -----------
Balance 12-31-95            $   10,377,502    $  4,678,557   $   918,762   $ 2,682,818  $   436,491  $   100,756
                              =============    ============   ===========   ===========  ===========  ===========




                                       MFS Variable Insurance Trust              Dreyfus
                             ----------------------------------------------   -------------
                               Emerging        World (6)        Utilities         Stock
                               Growth(5)      Governments           (7)         Index Fund              TOTAL
                             -------------  ---------------   -------------   -------------       ---------------
Balance 12-31-94            $         ---  $           ---   $         ---  $      963,434       $   58,116,363
Distributed earnings                2,634            1,440           1,745          50,674            1,697,780
Mortality risk charge                (118)             (37)            (10)        (13,985)            (723,000)
Unrealized increase/(decrease)     (1,638)            (885)         (1,246)        401,208           14,755,373
Net premium transferred           117,280           15,297          18,058         790,847           19,763,147
                             -------------   --------------    ------------     -----------       ---------------
Balance 12-31-95            $     118,158  $        15,815   $      18,547    $  2,192,178       $   93,609,663
                             =============   ==============    ============     ===========       ===============


   (1) Commenced business 09/05/95.                      (5) Commenced business 09/12/95.
   (2) Commenced business 09/13/95.                      (6) Commenced business 09/13/95.
   (3) Commenced business 10/17/95.                      (7) Commenced business 10/18/95.
   (4) Commenced business 09/13/95.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT V
                                           NOTES TO FINANCIAL STATEMENTS
                                                 DECEMBER 31, 1995

C. INFORMATION BY FUND:

                                                             Alger American Fund
                                 --------------------------------------------------------------------------------
                                      Small                           Income          Midcap
                                 Capitalization      Growth         and Growth        Growth           Balanced
                                 ---------------  -------------   --------------   --------------   -------------
Balance 12-31-93                $     2,431,108  $     513,578   $      155,544   $      91,469   $      12,416
Distributed earnings                    197,447         56,309           12,250             805           1,173
Mortality risk charge                   (28,810)       (10,955)          (2,338)         (2,777)           (667)
Unrealized increase/(decrease)         (212,648)        11,388          (27,043)         15,802            (793)
Net premium transferred               1,877,270      1,442,251          168,937         440,588         114,049
                                 ---------------  -------------   --------------   -------------    -------------
Balance 12-31-94                $     4,264,367  $   2,012,571   $      307,350   $     545,887    $    126,178
                                 ===============  =============   ==============   =============    =============




                                                        Variable Insurance Products Fund
                                 --------------------------------------------------------------------------------
                                      Money          Equity-                            High
                                      Market         Income           Growth           Income          Overseas
                                 ---------------  -------------    -------------    -------------   -------------
Balance 12-31-93                $     3,302,391  $   4,081,214    $   8,666,232    $   2,112,409    $  2,627,460
Distributed earnings                    227,947        343,291          540,322          192,676          16,253
Mortality risk charge                   (53,086)       (50,692)         (97,597)         (24,422)        (41,486)
Unrealized increase/(decrease)              ---        (10,817)        (430,322)        (216,500)        (57,561)
Net premium transferred               2,770,410      1,932,949        3,684,255          906,048       2,409,984
                                  -------------   ------------     ------------     ------------     ------------
Balance 12-31-94                $     6,247,662  $   6,295,945     $ 12,362,890    $   2,970,211    $  4,954,650
                                  =============   ============      ===========     ============     ============



                                       Variable Insurance
                                        Products Fund II            Dreyfus
                                 -----------------------------   -------------
                                     Asset         Investment        Stock
                                     Manager       Grade Bond     Index Fund                            TOTAL
                                 --------------   ------------   -------------                      -------------
Balance 12-31-93                $   11,412,386   $ 1,069,216    $    469,108                       $  36,944,531
Distributed earnings                   589,342         2,944          21,731                           2,202,490
Mortality risk charge                (133,984)       (12,468)         (6,424)                           (465,706)
Unrealized increase/(decrease)     (1,465,271)       (53,875)        (21,416)                         (2,469,056)
Net premium transferred             5,755,586        (98,658)        500,435                          21,904,104
                                 -------------    -------------   ------------                      -------------
Balance 12-31-94                $  16,158,059    $   907,159    $    963,434                       $  58,116,363
                                 =============    =============   ============                      =============

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT V
                                           NOTES TO FINANCIAL STATEMENTS
                                                 DECEMBER 31, 1995

C. INFORMATION BY FUND:
                                                             Alger American Fund
                                 --------------------------------------------------------------------------------
                                      Small                           Income          Midcap
                                 Capitalization      Growth         and Growth        Growth (1)     Balanced (2)
                                 ---------------  -------------   --------------   --------------   -------------
Balance 12-31-92                $       596,677  $      56,046   $       37,708   $          ---   $         ---
Distributed earnings                        ---            189              218              922             ---
Mortality risk charge                   (12,717)        (2,485)            (775)            (191)            (42)
Unrealized increase/(decrease)          298,611         64,901            6,462            7,801             411
Net premium transferred               1,548,537        394,927          111,931           82,937          12,047
                                 ---------------  -------------    -------------   --------------    ------------
Balance 12-31-93                $     2,431,108  $     513,578   $      155,544  $        91,469    $     12,416
                                 ===============  =============    =============   ==============    ============



                                                        Variable Insurance Products Fund
                                 --------------------------------------------------------------------------------
                                      Money          Equity-                            High
                                      Market         Income           Growth           Income          Overseas
                                 ---------------  -------------    -------------    -------------   -------------
Balance 12-31-92                $    2,600,260   $   2,476,762    $   5,152,469    $     857,133    $    586,673
Distributed earnings                    84,138          89,586          125,620           82,061          15,219
Mortality risk charge                  (26,767)        (33,306)         (67,253)         (17,034)        (13,317)
Unrealized increase/(decrease)             ---         430,027        1,063,056          215,584         333,367
Net premium transferred                644,760       1,118,145        2,392,340          974,665       1,705,518
                                 --------------  --------------     ------------      -----------     -----------
Balance 12-31-93                $    3,302,391  $    4,081,214    $   8,666,232     $  2,112,409    $  2,627,460
                                 ==============  ==============     ============      ===========     ===========



                                       Variable Insurance
                                        Products Fund II            Dreyfus
                                 -----------------------------   -------------
                                     Asset         Investment        Stock
                                     Manager       Grade Bond     Index Fund                            TOTAL
                                 --------------   ------------   -------------                      -------------
Balance 12-31-92                $   4,852,263    $    510,803   $    161,510                       $  17,888,304
Distributed earnings                  237,544          60,677         96,191                             792,365
Mortality risk charge                 (74,672)         (9,236)        (3,149)                           (260,944)
Unrealized increase/(decrease)      1,317,267          15,527        (69,200)                          3,683,814
Net premium transferred             5,079,984         491,445        283,756                          14,840,992
                                 -------------    ------------    ------------                      -------------
Balance 12-31-93                $  11,412,386   $   1,069,216   $    469,108                      $   36,944,531
                                 =============    ============    ============                      =============




   (1) Commenced business 06/17/93.
   (2) Commenced business 06/28/93.

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska



   We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with statutory accounting principles which are considered generally accepted accounting principles for mutual life insurance companies and their insurance subsidiaries.

As discussed in Note A to the financial statements, effective December 31, 1995, the Company changed a reserving practice.

DELOITTE & TOUCHE LLP


Lincoln, Nebraska
February 1, 1996

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                  BALANCE SHEETS
                                           (in thousands, except shares)


                                                                                           December 31,
                                                                                    ---------------------------
                                                                                        1995           1994
                                                                                    ------------   ------------
                       ASSETS
    Investments:
       Bonds, at amortized cost ( fair value of $40,344
          and $34,021) (Note C)                                                     $    38,753   $     34,607
       Short-term investments                                                             4,289          7,714
       Loans on life insurance policies                                                   2,639          1,597
                                                                                    -------------  -------------

          Total investments                                                              45,681         43,918

    Cash                                                                                  1,371            431
    Accrued investment income                                                               790            774
    Reinsurance recoverable - affiliates  (Note E)                                           57            467
    Other assets                                                                             76            129
    Separate Accounts  (Note F)                                                         682,482        462,886
                                                                                    -------------   ------------

                                                                                   $    730,457   $    508,605
                                                                                    =============   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

    LIABILITIES:

    Life and annuity reserves                                                      $     28,740   $     30,578
    Funds left on deposit with the company                                                   87            142
    Interest maintenance reserve                                                             41             36
    Accounts payables - affiliates  (Note E)                                              1,926            884
    Income tax payable-affiliates                                                         1,221             36
    Accrued professional fees                                                                20             11
    Sundry current liabilities -
          Cash with applications                                                          1,305            562
          Other                                                                             662            692
    Valuation reserve                                                                       193            163
    Separate Accounts  (Note F)                                                         682,482        462,886
                                                                                    -------------    -----------
                                                                                        716,677        495,990
                                                                                    -------------    -----------


   STOCKHOLDER'S EQUITY:

    Common stock, par value $100 per share;                                               4,000          4,000
       authorized 50,000 shares, issued and
       outstanding 40,000 shares
    Additional paid-in capital                                                           29,700         29,700
    Deficit                                                                             (19,920)       (21,085)
                                                                                    -------------    -----------

                                                                                         13,780         12,615
                                                                                    -------------    -----------

                                                                                   $    730,457    $   508,605
                                                                                     ============    ===========



The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (in thousands)





                                                                           Year Ended December 31,
                                                           --------------------------------------------------------
                                                                1995                 1994                 1993

                                                           --------------       ---------------     ---------------
INCOME:
    Premium income                                        $    158,436       $      174,085      $      155,166
    Less reinsurance:  (Note E)
       Yearly renewable term                                    (5,110)              (1,333)               (843)
                                                          --------------       ---------------     ---------------
       Net premium income                                      153,326              172,752             154,323
    Miscellaneous insurance income                               4,482                1,398                 459
    Net investment income (Note D)                               3,507                3,050               2,897
                                                           --------------       ---------------     ---------------

                                                               161,315              177,200             157,679
                                                           --------------       ---------------     ---------------

EXPENSES:

    Increase (decrease) in reserves                               (296)                (637)              1,717
    Benefits to policyowners                                    31,094               19,012               8,128
    Commissions                                                 14,813               15,799              13,080
    General insurance expenses (Note E)                          6,641                6,403               4,216
    Taxes, licenses and fees                                     1,275                1,183                 829
    Net premium transferred to
    Separate Accounts (Note F)                                 106,053              139,974             136,451
                                                            -------------       ---------------     ---------------

                                                               159,580              181,734             164,421
                                                            -------------       ---------------     ---------------
Income(loss) before income taxes
    and realized capital gains                                   1,735               (4,534)             (6,742)


Income taxes (benefit)-current                                   1,752                 (611)             (1,501)
                                                           --------------       ---------------     ---------------

(Loss) before realized capital gains                               (17)              (3,923)             (5,241)

Realized capital  gains(losses) (net of tax
  of $12, $11 and $19 and $18, $12 and
  $32 transfers to interest maintenance
  reserve for 1995, 1994 and 1993,
  respectively)                                                     (2)                  (2)                  1
                                                           --------------       ---------------     ---------------

Net (loss)                                               $         (19)       $      (3,925)      $      (5,240)
                                                           ==============       ===============     ===============






The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                          (in thousands, except shares)



                                                                      Additional
                                              Common Stock             Paid in
                                         Shares         Amount         Capital        Deficit          Total
                                      ------------    -----------   -------------   ------------   -------------

BALANCE, January 1, 1993                   40,000    $     4,000   $      18,200   $   (11,793)   $     10,407

    Transfer to valuation reserve               -              -               -           (62)            (62)

    Capital contribution from
       Ameritas Life Insurance Corp.            -              -           5,500             -           5,500

    Net (loss)                                  -              -               -        (5,240)         (5,240)
                                      ------------    -----------   -------------   ------------    ------------

BALANCE, December 31, 1993                 40,000          4,000          23,700       (17,095)         10,605

    Increase in non-admitted assets                                                         (2)             (2)

    Transfer to valuation reserve               -              -               -           (63)            (63)

    Capital contribution from
       Ameritas Life Insurance Corp.            -              -           6,000              -          6,000

    Net (loss)                                  -              -               -        (3,925)         (3,925)
                                      ------------   ------------   -------------   ------------    ------------

BALANCE, December 31, 1994                 40,000          4,000          29,700       (21,085)         12,615

    Decrease in non-admitted assets             -              -               -             5               5

    Transfer to valuation reserve               -              -               -           (30)            (30)

    Release of reserves (Note A)                -              -               -         1,618           1,618

    Settlement/intercompany taxes               -              -               -          (409)           (409)

    Net (loss)                                  -              -               -           (19)            (19)
                                      -----------     -----------   -------------   ------------    ------------
BALANCE, December 31, 1995                 40,000    $     4,000   $      29,700   $    (19,920)   $     13,780
                                      ===========     ===========   =============   ============    ============





The accompanying notes are an integral part of these financial statements.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF CASH FLOWS
                                                  (in thousands)




                                                                          Year Ended December 31,
                                                          ---------------------------------------------------------
                                                               1995                 1994                1993
                                                          --------------       ---------------    -----------------
OPERATING ACTIVITIES:
    Net premium income received                          $     153,867        $      172,701     $        154,408
    Miscellaneous insurance income                               4,201                 1,398                  459
    Net investment income received                               3,405                 2,899                2,848
    Net premium transferred to Separate Accounts              (105,654)             (140,161)            (136,451)
    Benefits paid to policyowners                              (31,200)              (18,944)              (8,207)
    Commissions                                                (12,343)              (15,799)             (13,080)
    Expenses and taxes                                         (10,664)               (7,547)              (4,939)
    Net increase in policy loans                                (1,041)                 (576)                (592)
    Income taxes                                                  (987)                  527                1,630
    Other operating income and disbursements                     1,978                (2,222)                 270
                                                          --------------       ---------------    -----------------

    Net cash provided by (used in) operating activities          1,562                (7,724)              (3,654)
                                                          --------------       ---------------    -----------------

INVESTING ACTIVITIES:
    Maturity of bonds                                            3,713                 5,108                8,266
    Purchase of investments                                     (7,760)              (15,673)              (1,460)
                                                          --------------       ---------------    -----------------

Net cash (used in) provided by investing activities             (4,047)              (10,565)               6,806
                                                          --------------       ---------------    -----------------

FINANCING ACTIVITIES:
    Capital contribution                                             -                 6,000                5,500
                                                          --------------       ---------------    -----------------

NET (DECREASE) INCREASE IN CASH AND
    SHORT TERM INVESTMENTS                                      (2,485)              (12,289)               8,652

CASH AND SHORT TERM INVESTMENTS -
    BEGINNING OF PERIOD                                          8,145                20,434               11,782
                                                          --------------       ---------------    -----------------

CASH AND SHORT TERM INVESTMENTS -
    END OF PERIOD                                       $        5,660        $        8,145     $         20,434
                                                          ==============       ===============    =================






The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



A.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ---------------------------------------------------------------------

    Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp.(ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

    The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal accounting and reporting practices followed are:

    INVESTMENTS - Bonds and short-term investments earning interest are carried at amortized cost which, for short-term investments, approximates market. Separate account assets are carried at market. Realized gains and losses are determined on the basis of specific identification.

    ACQUISITION COSTS - Commissions, reinsurance ceded allowances, underwriting and other costs of issuing new policies as well as maintenance and settlement costs are reported as costs of insurance operations in the period incurred.

    PREMIUMS - Premiums are reported as income when collected over the premium paying periods of the policies. Premium income consists of:

                                         Year Ended December 31,
                           --------------------------------------------------
                                1995              1994               1993
                           --------------    --------------    --------------
         Life             $      32,020     $      31,980     $       20,591
         Annuity                126,416           142,105            134,575
                           --------------    --------------    --------------
                          $     158,436     $     174,085     $      155,166
                           ==============    ==============    ==============

    POLICY RESERVES - Generally, reserves for variable life and annuity policies are established and maintained on the basis of each policyholder's interest in the account values of Separate Accounts V and VA-2. However, reserves established for certain annuity products are determined on the basis of the Commissioner's Annuity Reserve Valuation Method (CARVM) reserving method which approximates surrender values. The account values are net of applicable cost of insurance and other expense charges. The cost of insurance has been developed by actuarial methods. The Company uses the mortality rates from the Commissioners 1980 Standard Ordinary Smoker and Non- Smoker, Male and Female Mortality Tables in computing minimum values and reserves. Policy reserves are also provided for amounts held in the general accounts consistent with requirements of the Nebraska Department of Insurance.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)




A.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ---------------------------------------------------------------------
    (Continued)
    -----------

    INTEREST MAINTENANCE RESERVE - The interest maintenance reserve is calculated based on the prescribed methods developed by the NAIC. This reserve is used to accumulate realized gains and losses resulting from interest rate changes on fixed income investments. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

    VALUATION RESERVE - Valuation reserves are a required appropriation of Stockholder's Equity to provide for possible losses that may occur on certain investments held by the Company. The appropriation (Asset Valuation Reserve) is based on the holdings of bonds, stocks, mortgages, real estate and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain maximums).

    INCOME TAXES - The Company files a consolidated life/non-life tax return with Ameritas Life Insurance Corp. and its subsidiaries. An agreement among the members of the consolidated group provides for distribution of consolidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of differences in accounting between book and tax purposes for certain items, primarily deferred acquisition costs and certain reserve calculations, taxes are provided in excess of the 35% statutory corporate rate.

    CHANGE IN ACCOUNTING - Effective December 31, 1995 the Company released the voluntary mortality fluctuation reserve through a credit to stockholder's equity. The increase in reserve included in the statements of operations for the years ended 1995, 1994 and 1993 were $659, $421 and $135, respectively.


B.  FINANCIAL INSTRUMENTS:
    ----------------------

    The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

    Bonds
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity, and Treasury yields.

    Short-term Investments
    The carrying amount approximates fair value because of the short maturity of these instruments.

    Loans on Life Insurance Policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

    Cash
    The carrying amounts reported in the balance sheet equals fair value.

    Accrued Investment Income
    Fair value on accrued investment income equals book value.

    Funds left on Deposit
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



B.  FINANCIAL INSTRUMENTS: (Continued)
    ----------------------------------

    The estimated fair values, as of December 31, 1995 and 1994, of the Company's financial instruments are as follows:


                                                             1995                                 1994
                                                ---------------------------------   --------------------------------
                                                    Carrying            Fair           Carrying           Fair
                                                     Amount             Value           Amount            Value
                                                ---------------    --------------   ---------------  ---------------
  Financial Assets:
    Bonds                                      $      38,753      $      40,344     $     34,607    $     34,021
    Short-term investments                             4,289              4,289            7,714           7,714
    Loans on life insurance policies                   2,639              2,346            1,597           1,190
    Cash                                               1,371              1,371              431             431
    Accrued investment income                            790                790              774             774

  Financial Liabilities:
    Funds left on deposit                                 87                 87              142             142

       These fair values do not necessarily  represent the value for which the financial instrument could be sold.

C. BONDS:
   ------
    The table below provides additional information relating to bonds held by the Company as of December 31, 1995:

                                                                                   Gross           Gross
                                                  Amortized          Fair        Unrealized      Unrealized     Carrying
                                                    Cost             Value         Gains           Losses         Value
                                                --------------   -------------  ------------   -------------  -------------
    LONG TERM BONDS:
    Corporate-U.S.                             $      20,667    $     21,597   $       930    $         -    $     20,667
    Mortgage-Backed                                    3,628           3,742           114              -           3,628
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                         14,458          15,005           551              4          14,458
                                                --------------   -------------  ------------   -------------   ------------
                                               $      38,753    $     40,344   $       1,595            4     $    38,753
                                                ==============   =============  ============   =============   ============



    The comparative data as of December 31, 1994 is summarized as follows:

                                                                                   Gross           Gross
                                                  Amortized          Fair        Unrealized      Unrealized     Carrying
                                                    Cost             Value         Gains           Losses         Value
                                                --------------   -------------  ------------   -------------  -------------
    LONG TERM BONDS:
    Corporate-U.S.                             $      19,634    $     19,396   $       160    $       398    $     19,634
    Corporate-Foreign                                  1,000           1,008             8              -           1,000
    Mortgage-Backed                                    1,149           1,184            35              -           1,149
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                         12,824          12,433            47            438          12,824
                                                --------------   -------------  ------------   -------------  -------------
                                               $      34,607    $     34,021   $       250    $       836    $     34,607
                                                ==============   =============  ============   =============  =============

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



C. BONDS: (Continued)
   ------------------

    The carrying value and fair value of bonds at December 31, 1995 by contractual maturity are shown below:

                                                    Fair            Carrying
                                                    Value            Value
                                              ---------------   ----------------
    Due in one year or less                  $      10,731     $       10,429
    Due after one year through five years           25,368             24,200
    Due after five years through ten years             503                496
    Due after ten years                                  -                  -
    Mortgage-Backed Securities                       3,742              3,628
                                              ---------------   ----------------
                                             $      40,344     $       38,753
                                              ===============   ================


    Investments in securities of one issuer other than United States  Government
    and  United   States   Government   Agencies   which  exceed  10%  of  total
    stockholder's equity as of December 31, 1995 are as follows:



    Included in Bonds:                                 Carrying
                 ISSUER                                  Value
                 ------                             --------------

   Leggett & Platt Inc Medium Term Notes           $       1,500
    Sears, Roebuck & Co                                    1,499

       Included in Short-Term Investments:
                 ISSUER
                 ------
    GTE Northwest Inc Discount Note                $       1,500
    Goldman Sachs Money Market Treasury Obligations        1,539


    Investments in securities of one issuer other than United States  Government
    and  United   States   Government   Agencies   which  exceed  10%  of  total
    stockholder's equity as of December 31, 1994 are as follows:

    Included in Bonds:                                  Carrying
                 ISSUER                                   Value
                 ------                               -------------
    Leggett & Platt Inc Medium Term Notes          $       1,500
    Sears, Roebuck & Co                                    1,499

       Included in Short-Term Investments:
                 ISSUER
                 ------
    GTE Northwest Inc Discount Note                $       1,397
    Potomac Electric Power Co Disc Note                    1,499
    AT&T Corp Disc Note                                    1,299
    Cargill Inc Disc Note                                  1,496

At December 31, 1995, the Company had securities with a market value of $3,356 on deposit with various State Insurance Departments.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



D. INVESTMENT INCOME:
   ------------------

   Net investment income for the years ended December 31, 1995, 1994 and 1993 is comprised as follows:

                                                                            Year Ended December 31,
                                                               --------------------------------------------------
                                                                    1995              1994             1993
                                                               ---------------  ---------------  ----------------
    Bonds                                                     $      2,819     $     2,410      $        2,384
    Short-term investments                                             597             609                 529
    IMR amortization                                                    15               5                   1
    Loans on life insurance policies                                   128              82                  39
                                                               ---------------  ----------------  ---------------
                               Gross investment income               3,559           3,106               2,953
    Less investment expenses                                            52              56                  56
                                                               ---------------  ----------------  ---------------

                               Net investment income          $      3,507     $     3,050       $       2,897
                                                               ===============  ================  ===============



E.  RELATED PARTY TRANSACTIONS:
    ---------------------------

    Ameritas Life Insurance Corp. provides technical, financial and legal support to the Company under an administrative service agreement. The cost of these services to the Company for years ended December 31, 1995, 1994 and 1993 was $4,858, $4,029 and $1,915, respectively. The Company also leases office space and furniture and equipment from Ameritas Life Insurance Corp. The cost of these leases to the Company for the years ended December 31, 1995, 1994 and 1993 was $37, $40 and $54, respectively.

    Under the terms of an investment advisory agreement, the Company paid $44, $43 and $44 for the years ended December 31, 1995, 1994 and 1993 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

    The Company entered into a reinsurance agreement (yearly renewable term) with Ameritas Life Insurance Corp. Under this agreement, Ameritas Life Insurance Corp. assumes life insurance risk in excess of the Company's $50 retention limit. The Company recorded $5,085 of gross reinsurance premiums for the year ended December 31, 1995 which includes reinsurance ceded commission allowances of $2,805 resulting in net reinsurance ceded premiums of $2,280. In 1994 and 1993 the Company reported reinsurance ceded premiums net of reinsurance ceded commission allowances. The Company paid $1,333 and $843 of net reinsurance premiums for the years ended December 31, 1994 and 1993, respectively.

    The Company has entered into a guarantee agreement with Ameritas Life Insurance Corp., whereby, Ameritas Life Insurance Corp. guarantees the full, complete and absolute performance of all duties and obligations of the Company.

    The Company's products are distributed through Ameritas Investment Corp., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp. The Company received $192, $272 and $23 for the years ended December 31, 1995, 1994 and 1993, respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $14,028, $15,223 and $12,621 for the years ended December 31, 1995, 1994 and 1993, respectively.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



F.  SEPARATE ACCOUNTS:
    ------------------

    The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

    Amounts in the Separate Accounts are:


                                                 December 31,
                                         ---------------------------
                                             1995           1994
                                         ------------   ------------
    Separate Account V                  $     93,610   $     58,117
    Separate Account VA-2                    588,872        404,769
                                         ------------   ------------
                                        $    682,482   $    462,886
                                         ============   ============



    The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

    The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (September 21,
    1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17,
    1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

    Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                                 (in thousands)




G.  BENEFIT PLANS:
    --------------

    The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $47 and $51, respectively.

    The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $20 and $22, respectively.

    The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $7 and $2, respectively.

    Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on a percentage of payroll.


H.  REGULATORY MATTERS:
    -------------------

    Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. No dividends are to be paid in 1996 without approval of the Insurance Department.

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 66 through 69 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.


The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 66 and 68 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 67 and 69 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily management fee paid by each portfolio available for investment (the equivalent to an annual rate of
 .63% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (.19%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual rate of 0.90% for policy years 1-20 and 0.65% thereafter on pages 66 and 68 and at an annual rate of .90% on page 67 and 69 of the average net assets of the Subaccounts). The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset
Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, 1.25% for the Asset Manager Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged All Cap, and Alger American Growth Portfolios, 1.00% for the MFS Emerging Growth, MFS Utilities, and MFS World Governments Portfolios of daily net assets. These agreements are expected to continue in future years. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.72%, 4.28%, and 10.28% respectively, for years 1-20 and -1.47%, 4.53% and 10.53% for the years thereafter respectively, on pages 66 and 68 and -1.72%, 4.28%, and 10.28% respectively, on pages 67 and 69.


The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 32).


The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.


Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.72% net)                     (4.28% net)                        (10.28% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
------    -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
  1           1314         873         89     100000          934       150      100000          995         211     100000
  2           2694        1779        978     100000         1958      1156      100000         2144        1342     100000
  3           4144        2657       1855     100000         3012      2210      100000         3397        2596     100000
  4           5666        3512       2711     100000         4105      3303      100000         4773        3972     100000
  5           7263        4343       3541     100000         5234      4433      100000         6281        5480     100000
  6           8941        5153       4431     100000         6406      5685      100000         7939        7218     100000
  7          10703        5938       5296     100000         7618      6977      100000         9759        9118     100000
  8          12553        6699       6138     100000         8873      8312      100000        11758       11197     100000
  9          14495        7434       6953     100000        10170      9689      100000        13953       13472     100000
 10          16534        8147       7746     100000        11514     11113      100000        16368       15968     100000

 15          28367       11271      11271     100000        18911     18911      100000        32566       32566     100000
 20          43468       14013      14013     100000        27999     27999      100000        59254       59254     100000

Ages
 60          62742       16415      16415     100000        39579   39579        100000       104288      104288     139746
 65          87340       17303      17303     100000        53349   53349        100000       177761      177761     216869
 70         118735       15723      15723     100000        69968   69968        100000       297073      297073     344604
 75         158803        9895       9895     100000        91151   91151        100000       491376      491376     525773




1) Assumes an annual $1252 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: A

                          USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.72% net)                     (4.28% net)                        (10.28% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
  1           1314           873        89    100000         934        150      100000          995        211     100000
  2           2694          1717       916    100000        1895       1093      100000         2079       1277     100000
  3           4144          2539      1737    100000        2887       2085      100000         3264       2463     100000
  4           5666          3336      2535    100000        3912       3110      100000         4562       3761     100000
  5           7263          4108      3306    100000        4969       4168      100000         5982       5181     100000
  6           8941          4855      4133    100000        6060       5339      100000         7538       6817     100000
  7          10703          5573      4931    100000        7183       6542      100000         9240       8599     100000
  8          12553          6263      5702    100000        8340       7779      100000        11104      10543     100000
  9          14495          6925      6444    100000        9531       9050      100000        13147      12666     100000
 10          16534          7558      7157    100000       10757      10356      100000        15386      14986     100000

 15          28367         10226     10226    100000       17404      17404      100000        30323      30323     100000
 20          43468         11859     11859    100000       24886      24886      100000        54418      54418     100000

Ages
 60          62742         11859     11859    100000       32961      32961      100000        93861      93861     125774
 65          87340          9229      9229    100000       41290      41290      100000       157120     157120     191687
 70         118735          1772      1772    100000       49172      49172      100000       257452     257452     298645
 75         158803             0*        0*        0*      55526      55526      100000       417500     417500     446725



*In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $1252 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS ROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2805
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.72% net)                     (4.28% net)                        (10.28% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
  1           2945          2283       1481    102283        2430       1628     102430          2577       1775    102577
  2           6037          4573       3772    104573        5012       4210     105012          5469       4667    105469
  3           9284          6810       6008    106810        7689       6888     107689          8642       7840    108642
  4          12694          8998       8197    108998       10472       9671     110472         12132      11330    112132
  5          16274         11137      10335    111137       13361      12559     113361         15967      15165    115967
  6          20033         13231      12509    113231       16365      15644     116365         20188      19466    120188
  7          23980         15274      14633    115274       19484      18842     119484         24828      24187    124828
  8          28124         17270      16709    117270       22722      22161     122722         29931      29370    129931
  9          32476         19216      18735    119216       26083      25603     126083         35543      35062    135543
 10          37045         21116      20715    121116       29575      29174     129575         41718      41317    141718

 15          63554         29814      29814    129814       49050      49050     149050         83124      83124    183124
 20          97387         37597      37597    137597       72828      72828     172828        150375     150375    250375

Ages
 60         140568         44831      44831    144831      102863     102863     202863        262474     262474    362474
 65         195679         49876      49876    149876      138437     138437     238437        445247     445247    545247
 70         266015         51671      51671    151671      179527     179527     279527        742453     742453    861245
 75         355785         48585      48585    148585      225378     225378     325378       1226058    1226058   1326058



1) Assumes an annual $2805 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2805
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: B

                           USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.72% net)                     (4.28% net)                        (10.28% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
  1           2945          2283      1481     102283        2430      1628      102430          2577       1775     102577
  2           6037          4511      3710     104512        4949      4147      104949          5404       4602     105403
  3           9284          6692      5890     106692        7563      6762      107564          8509       7707     108509
  4          12694          8822      8021     108822       10279      9478      110279         11921      11119     111921
  5          16274         10903     10101     110902       13097     12295      113096         15669      14867     115669
  6          20033         12932     12210     112932       16018     15297      116018         19787      19065     119786
  7          23980         14908     14267     114909       19048     18406      119048         24308      23667     124308
  8          28124         16833     16272     116834       22188     21627      122188         29276      28715     129276
  9          32476         18705     18224     118705       25440     24960      125441         34733      34252     134733
 10          37045         20523     20122     120523       28813     28412      128813         40728      40327     140728

 15          63554         28755     28755     128755       47514     47514      147514         80823      80823     180823
 20          97387         35335     35335     135335       69467     69467      169467        144957     144957     244957
Ages
 60         140568         39631     39631     139631       94543     94543      194543        247292     247292     347292
 65         195679         40673     40673     140673      122151    122151      222151        410462     410462     510462
 70         266015         36648     36648     136648      150488    150488      250488        670016     670016     777218
 75         355785         24712     24712     124712      176024    176024      276024       1082624    1082624    1182624

1) Assumes an annual $2805 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

ILLUSTRATIONS OF RETIREMENT STRATEGIES

The following tables illustrate how the Policy can be used as a funding vehicle for (non-qualified) retirement strategies for individuals. Ledger illustrations are presented that show the effect on Accumulated Value (which is presented net of Policy loans), Net Cash Surrender Value, and the death benefit (which is presented net of Policy loans) of a Policy purchased to fund a private retirement strategy, assuming that the Insured (and Owner) is a male nonsmoker, Age 35 of the preferred underwriting class at the time of issuance, that the annual premium of $6,000, that premiums and loan interest are paid when due, and that death benefit Option B has been initially chosen. Ledger illustrations portray Policies under the following circumstances:

   1. Current cost of insurance rates and a hypothetical gross rate of return of 0%;
   2. Maximum allowable cost of insurance rates and a hypothetical gross rate of return of 0%;
   3. Current cost of insurance rates and a hypothetical gross rate of return of 6%;
   4. Maximum allowable cost of insurance rates and a hypothetical gross rate of return of 6%;
   5. Current cost of insurance rates and a hypothetical gross rate of return of 8%;
   6. Maximum allowable cost of insurance rates and a hypothetical gross rate of return of 8%;
   7. Current cost of insurance rates and a hypothetical gross rate of return of 12%; and
   8. Maximum allowable cost of insurance rates and a hypothetical gross rate of return of 12%;

The ledger illustrations assume the Owner pays level premiums for 30 Policy Years, then makes withdrawals until the policy lapses, or the amount withdrawn equals the amount of premiums that have been paid, and thereafter, if applicable, takes Policy loans. The amount of the withdrawals and Policy loans that are taken each Policy Year was determined to provide variously the maximum retirement income stream, consistent with maintaining Accumulated Value so that the duration of the Policy would be until its Maturity Date, or until all premiums paid had been withdrawn. Further, the ledger illustrations reflect the same assumptions that are reflected in the Policy illustrations described on pages 66 through 69 with respect to the net investment return of the Variable Accounts the charges under the Policy, and the expenses of the Fund. The premium amounts are different and the Death Benefit Options change at Age 65 from Option B to Option A.

Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, and if premiums and interest on loans were not paid when due and if the premium amounts were different. Withdrawals or loans may have an adverse effect on Policy benefits, and will affect earnings and policy accumulation values.

Critical to the successful completion of the strategy is that the policy stay in force and not lapse after loans are taken. Should the policy lapse while loans are outstanding, the portion of the loans attributable to earnings will become taxable distributions. The strategy assumes, and the Registrant suggests, that the policyowner consult with his tax, financial, and other advisors prior to age 65 and at least annually thereafter to evaluate the policy accumulation value and the policyowners needs and objectives in order to devise and effect a flexible plan of withdrawals and loans.

The policyowner may before or during the distribution phase of the strategy lower the risk of the policy lapsing with loans outstanding as a result of reduction in the market value of investments by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the fixed account and receiving a guaranteed rate of return. Should a reduction in investment return be experienced, the policyowner may need to lower anticipated loans, repay loans, make additional premium payment or take other action to avoid lapse. The policyowner will receive 61 days notice before any lapse would occur.

Also presented below are charts showing an analysis of retirement strategies. The charts present values under various retirement strategies including a taxable investment, a qualified retirement plan, and a private retirement strategy that is funded with a Policy. Values are shown during an accumulation phase, under which an individual would invest for retirement, and a distribution phase, under which an individual would receive retirement income. Values are presented at hypothetical gross rates of return of 0%, 6%, 8%, and 12%. The chart assumes a retirement strategy for a male, nonsmoker, preferred underwriting class, Age 35 at the beginning of the first year in the accumulation phase, a retirement Age of 65, and an income tax bracket of 31%. Tax rates may vary for different taxpayers from the 31% used in the charts, which would result in different values than those shown on the charts. Separate charts present the private retirement strategy analysis based upon maximum allowable and current cost of insurance rates.

The accumulation phase of the charts presents information on the effect of taxation on contributions committed to the retirement strategies, by portraying an amount allocated to retirement that is subject to income tax and the resulting after-tax contribution. The charts assume that 100% of net contributions are invested in the various investment strategies. Net rates of return are portrayed that take into account the effects of taxation in the case of the taxable investment and the charges under the Policy in the case of the private retirement strategy. There are no management expenses and other charges assumed for the taxable investment or the qualified plan. Most plans and investments will have charges.

The distribution phase of the charts assumes that the after-tax amounts to be distributed are the same for the taxable investment strategy and qualified plan as they are for the private retirement strategy. The assumptions for the values shown for the private retirement strategy are the same as the assumptions reflected in the ledger illustrations described above.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans or partial withdrawals have been made until age 65. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the initial Specified Amount, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred.
Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY


                                              ENDOWMENT AT AGE 95

Male Issue Age: 35                                                                      CLASS:  Non-Smoker Perferred Underwriting
                                     PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                         INITIAL SPECIFIED AMOUNT: 220,000
                                         DEATH BENEFIT OPTION: B TO AGE 65
                                      DEATH BENEFIT OPTION: A  AFTER AGE 65

                                  USING CURRENT SCHEDULE OF COST OF INSURANCE RATES



                            0% Hypothetical Gross      6% Hypothetical Gross      8% Hypothetical Gross     12% Hypothetical Gross
                           Annual Investment Return   Annual Investment Return   Annual Investment Return   Annual Investment Return
                                (-1.72% net)                  (4.28% net)               (6.28% net)                (10.28% net)
                          -------------------------  -------------------------  -------------------------  -------------------------
   End     Accumulated
    Of      Premiums At   Accumu-  Cash              Accumu-  Cash               Accumu-  Cash            Accumu-   Cash
  Policy  5.00% Interest  lated  Surrender   Death   lated  Surrender   Death    lated  Surrender Death    lated  Surrender  Death
   Year     Per Year      Value    Value    Benefit  Value    Value    Benefit   Value   Value   Benefit   Value    Value   Benefit
 -------- -------------  ------- ---------  -------  ------ ---------  -------  ------- -------  -------  -------  -------  -------
     1        6300        4996      3232    224996     5314     3550    225314    5420    3656   225420     5632    3869    225632
     2       12915        9944      8181    229944    10895     9131    230895   11220    9457   231220    11884   10120    231884
     3       19860       14775     13011    234775    16681    14917    236681   17351   15587   237351    18744   16980    238744
     4       27153       19503     17739    239503    22694    20931    242694   23846   22082   243846    26288   24525    246288
     5       34811       24121     22358    244121    28936    27173    248936   30720   28956   250720    34578   32815    254578
     6       42852       28643     27056    248643    35427    33840    255427   38007   36420   258007    43702   42115    263702
     7       51294       33056     31645    253056    42165    40754    262165   45720   44309   265720    53731   52321    273731
     8       60159       37366     36131    257366    49162    47928    269162   53889   52654   273889    64762   63528    284762
     9       69467       41566     40508    261566    56423    55365    276423   62534   61476   282534    76890   75831    296890
    10       79240       45667     44785    265667    63965    63083    283965   71693   70811   291693    90234   89352    310234
    15      135944       64428     64428    284428   106017   106017    326017  126056  126056   346056   179704  179704    399704
    20      208315       81208     81208    301208   157351   157351    377351  199214  199214   419214   325006  325006    545006
    25      300680       96787     96787    316787   222176   222176    442176  300778  300778   520778   567186  567186    787186
    30      418564      107572    107572    327572   298874   298874    518874  435742  435742   655742   961965  961965   1181965
    35      569017      112282    112282    327572   391756   391756    518874  620485  620485   719763  1605147 1605147   1861971
    40      761038      106896    106896    327572   511676   511676    547493  874155  874155   935345  2653210 2653210   2838934


1)  Assumes  an  annual $6,000  premium  is  paid at the beginning of each policy year until Age 65 and a change  from Death Benefit
Option B to Option A at Age 65.  Values would be different if premiums are paid with a different frequency or  in  different amounts and different Death Benefit Options were used.

2)  Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS  ARE  ILLUSTRATIVE ONLY  AND  SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN  THOSE  SHOWN
AND  WILL  DEPEND ON A  NUMBER  OF  FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH  BENEFIT  OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A  CONTRACT  WOULD  BE  DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD  OF  YEARS  BUT  ALSO  FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS.  NO REPRESENTATIONS CAN BE MADE  BY  AVLIC  OR  THE  FUNDS THAT  THESE HYPOTHETICAL RATES OF
RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY


                                              ENDOWMENT AT AGE 95

Male Issue Age: 35                                                                      CLASS:  Non-Smoker Perferred Underwriting
                                     PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                         INITIAL SPECIFIED AMOUNT: 220,000
                                         DEATH BENEFIT OPTION: B TO AGE 65
                                      DEATH BENEFIT OPTION: A  AFTER AGE 65

                         USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES



                            0% Hypothetical Gross      6% Hypothetical Gross      8% Hypothetical Gross     12% Hypothetical Gross
                           Annual Investment Return   Annual Investment Return   Annual Investment Return   Annual Investment Return
                                (-1.72% net)                  (4.28% net)               (6.28% net)                (10.28% net)
                          -------------------------  -------------------------  -------------------------  -------------------------
   End     Accumulated
    Of      Premiums At   Accumu-  Cash              Accumu-  Cash               Accumu-  Cash            Accumu-   Cash
  Policy  5.00% Interest  lated  Surrender   Death   lated  Surrender   Death    lated  Surrender Death    lated  Surrender  Death
   Year     Per Year      Value    Value    Benefit  Value    Value    Benefit   Value   Value   Benefit   Value    Value   Benefit
 -------- -------------  ------- ---------  -------  ------ ---------  -------  ------- -------  -------  -------  -------  -------

     1        6300         4996     3232    224996     5314     3550    225314     5420    3656  225420    5632     3868    225632
     2       12915         9872     8108    229872    10820     9056    230820    11144    9381  231144   11807    10043    231807
     3       19860        14640    12876    234640    16537    14773    236537    17204   15440  237204   18591    16827    238591
     4       27153        19299    17536    239299    22471    20708    242471    23616   21852  243616   26044    24280    246044
     5       34811        23848    22084    243848    28628    26864    248628    30398   28635  250398   34230    32467    254230
     6       42852        28285    26698    248285    35013    33426    255013    37572   35985  257572   43223    41636    263223
     7       51294        32607    31196    252607    41631    40221    261631    45155   43744  265155   53097    51686    273097
     8       60159        36815    35580    256815    48492    47257    268492    53173   51938  273173   63944    62710    283944
     9       69467        40904    39846    260904    55598    54540    275598    61646   60587  281646   75857    74799    295857
    10       79240        44878    43996    264878    62961    62079    282961    70602   69721  290602   88945    88063    308945
    15      135944        62852    62852    282852   103784   103784    323784   123528  123528  343528  176434   176434    396434
    20      208315        77197    77197    297197   151661   151661    371661   192712  192712  412712  316288   316288    536288
    25      300680        86521    86521    306521   206286   206286    426286   281894  281894  501894  539301   539301    759301
    30      418564        88696    88696    308696   266323   266323    486323   395156  395156  615156  894645   894645   1114645
    35      569017        79644    79644    308696   332981   332981    486323   546675  546675  634142 1461352  1461352   1695169
    40      761038        49147    49147    308696   415536   415536    486323   756573  756573  809533 2365144  2365144   2530704



1)  Assumes  an  annual $6,000  premium  is  paid at the beginning of each policy year until Age 65 and a change  from Death Benefit
Option B to Option A at Age 65.  Values would be different if premiums are paid with a different frequency or  in  different amounts and different Death Benefit Options were used.

2)  Assumes  that  no  policy loan has been made.    Excessive  loans  or withdrawals may cause  this  policy  to  lapse  because of insufficient cash value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS  ARE  ILLUSTRATIVE ONLY  AND  SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN  THOSE  SHOWN
AND  WILL  DEPEND ON A  NUMBER  OF  FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH  BENEFIT  OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A  CONTRACT  WOULD  BE  DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD  OF  YEARS  BUT  ALSO  FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CONTRACT YEARS.  NO REPRESENTATIONS CAN BE MADE  BY  AVLIC  OR  THE  FUNDS THAT  THESE HYPOTHETICAL RATES OF
RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and Loans
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                           DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS             INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                         LEDGER ILLUSTRATION

                         --------Projected Values at 0.0% (-1.72% Net)--------

End                                     EOY
 Of        Annual   With-     Net   Accumulation      EOY Net       EOY Net
Year Age  Premium   drawal    Loan     Value     Surrender Value Death Benefit
  1   36    6000       0       0        4996            3232        224996
  2   37    6000       0       0        9944            8181        229944
  3   38    6000       0       0       14775           13011        234775
  4   39    6000       0       0       19503           17739        239503
  5   40    6000       0       0       24121           22358        244121
  6   41    6000       0       0       28643           27056        248643
  7   42    6000       0       0       33056           31645        253056
  8   43    6000       0       0       37366           36131        257366
  9   44    6000       0       0       41566           40508        261566
 10   45    6000       0       0       45667           44785        265667
 11   46    6000       0       0       49649           48943        269649
 12   47    6000       0       0       53519           52990        273519
 13   48    6000       0       0       57275           56922        277275
 14   49    6000       0       0       60908           60731        280908
 15   50    6000       0       0       64428           64428        284428
 16   51    6000       0       0       67901           67901        287901
 17   52    6000       0       0       71321           71321        291321
 18   53    6000       0       0       74682           74682        294682
 19   54    6000       0       0       77979           77979        297979
 20   55    6000       0       0       81208           81208        301208
 21   56    6000       0       0       84578           84578        304578
 22   57    6000       0       0       87868           87868        307868
 23   58    6000       0       0       91008           91008        311008
 24   59    6000       0       0       93986           93986        313986
 25   60    6000       0       0       96787           96787        316787
 26   61    6000       0       0       99394           99394        319394
 27   62    6000       0       0      101791          101791        321791
 28   63    6000       0       0      103964          103964        323964
 29   64    6000       0       0      105897          105897        325897
 30   65    6000       0       0      107572          107572        327572
 31   66       0    6000       0       97650           97650        321572
 32   67       0    6000       0       87552           87552        315572
 33   68       0    6000       0       77237           77237        309572
 34   69       0    6000       0       66658           66658        303572
 35   70       0    6000       0       55760           55760        297572
 36   71       0    6000       0       44483           44483        291572
 37   72       0    6000       0       32764           32764        285572
 38   73       0    6000       0       20535           20535        279572
 39   74       0    6000       0        7709            7709        273572
          ------  ------  ------
Total.... 180000   54000       0


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65 AND  WITHDRAWALS  EACH YEAR OF $6,000  BEGINNING AT AGE 65. THE POLICY
WOULD LAPSE AT AGE 75 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST RATES,  AND RATES OF INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                         Values, Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                               LEDGER ILLUSTRATION

                         --------Projected Values at 0.0% (-1.72% Net)--------

End                                     EOY
Of         Annual   With-     Net   Accmulation       EOY Net        EOY Net
Year  Age Premium   drawal    Loan     Value     Surrender Value Death Benefit
  1   36    6000       0       0        4996            3232        224996
  2   37    6000       0       0        9872            8108        229872
  3   38    6000       0       0       14640           12876        234640
  4   39    6000       0       0       19299           17536        239299
  5   40    6000       0       0       23848           22084        243848
  6   41    6000       0       0       28285           26698        248285
  7   42    6000       0       0       32607           31196        252607
  8   43    6000       0       0       36815           35580        256815
  9   44    6000       0       0       40904           39846        260904
 10   45    6000       0       0       44878           43996        264878
 11   46    6000       0       0       48728           48023        268728
 12   47    6000       0       0       52453           51924        272453
 13   48    6000       0       0       56051           55698        276051
 14   49    6000       0       0       59519           59343        279519
 15   50    6000       0       0       62852           62852        282852
 16   51    6000       0       0       66047           66047        286047
 17   52    6000       0       0       69091           69091        289091
 18   53    6000       0       0       71972           71972        291972
 19   54    6000       0       0       74679           74679        294679
 20   55    6000       0       0       77197           77197        297197
 21   56    6000       0       0       79513           79513        299513
 22   57    6000       0       0       81613           81613        301613
 23   58    6000       0       0       83490           83490        303490
 24   59    6000       0       0       85134           85134        305134
 25   60    6000       0       0       86521           86521        306521
 26   61    6000       0       0       87631           87631        307631
 27   62    6000       0       0       88439           88439        308439
 28   63    6000       0       0       88913           88913        308913
 29   64    6000       0       0       89013           89013        309013
 30   65    6000       0       0       88696           88696        308696
 31   66       0    6000       0       76467           76467        302696
 32   67       0    6000       0       63801           63801        296696
 33   68       0    6000       0       50621           50621        290696
 34   69       0    6000       0       36843           36843        284696
 35   70       0    6000       0       22358           22358        278696
 36   71       0    6000       0        7011            7011        272696
          ------  ------  ------
Total.... 180000   36000       0


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65 AND  WITHDRAWALS  EACH YEAR OF $6,000  BEGINNING AT AGE 65. THE POLICY
WOULD LAPSE AT AGE 72 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST RATES,  AND RATES OF INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and Loans
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                               LEDGER ILLUSTRATION

                         --------Projected Values at 6.0% (4.28% Net)--------

End                                     EOY
 Of       Annual   With-    Net    Accumulation       EOY Net        EOY Net
Year Age Premium  Drawal   Loan        Value      Surrender Value Death Benefit
  1   36    6000       0       0        5314            3550        225314
  2   37    6000       0       0       10895            9131        230895
  3   38    6000       0       0       16681           14917        236681
  4   39    6000       0       0       22694           20931        242694
  5   40    6000       0       0       28936           27173        248936
  6   41    6000       0       0       35427           33840        255427
  7   42    6000       0       0       42165           40754        262165
  8   43    6000       0       0       49162           47928        269162
  9   44    6000       0       0       56423           55365        276423
 10   45    6000       0       0       63965           63083        283965
 11   46    6000       0       0       71781           71076        291781
 12   47    6000       0       0       79887           79358        299887
 13   48    6000       0       0       88290           87938        308290
 14   49    6000       0       0       96993           96817        316993
 15   50    6000       0       0      106017          106017        326017
 16   51    6000       0       0      115441          115441        335441
 17   52    6000       0       0      125275          125275        345275
 18   53    6000       0       0      135530          135530        355530
 19   54    6000       0       0      146218          146218        366218
 20   55    6000       0       0      157351          157351        377351
 21   56    6000       0       0      169348          169348        389348
 22   57    6000       0       0      181856          181856        401856
 23   58    6000       0       0      194827          194827        414827
 24   59    6000       0       0      208266          208266        428266
 25   60    6000       0       0      222176          222176        442176
 26   61    6000       0       0      236560          236560        456560
 27   62    6000       0       0      251419          251419        471419
 28   63    6000       0       0      266757          266757        486757
 29   64    6000       0       0      282575          282575        502575
 30   65    6000       0       0      298874          298874        518874
 31   66       0   16800       0      292422          292422        502074
 32   67       0   16800       0      285527          285527        485274
 33   68       0   16800       0      278163          278163        468474
 34   69       0   16800       0      270299          270299        451674
 35   70       0   16800       0      261902          261902        434874
 36   71       0   16800       0      252938          252938        418074
 37   72       0   16800       0      243373          243373        401274
 38   73       0   16800       0      233171          233171        384474
 39   74       0   16800       0      222285          222285        367674
 40   75       0   16800       0      210661          210661        350874
 41   76       0   12000    4800      203255          198239        333858
 42   77       0       0   16800      207783          184985        316076
 43   78       0       0   16800      212195          170816        297495
 44   79       0       0   16800      216468          155671        278076

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and Loans
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                               LEDGER ILLUSTRATION

                         --------Projected Values at 6.0% (4.28% Net)--------

End                                     EOY
 Of       Annual   With-    Net    Accumulation       EOY Net        EOY Net
Year Age Premium  Drawal   Loan        Value      Surrender Value Death Benefit
 45   80       0       0   16800      220578          139488        257785
 46   81       0       0       0      224504          139765        254136
 47   82       0       0       0      228109          139557        250322
 48   83       0       0       0      231345          138808        246337
 49   84       0       0       0      234153          137452        242173
 50   85       0       0       0      236432          135380        237822
 51   86       0       0       0      238060          132460        233274
 52   87       0       0       0      238877          128525        228522
 53   88       0       0       0      238679          123361        223557
 54   89       0       0       0      237204          116698        218367
 55   90       0       0       0      234099          108170        212945
 56   91       0       0       0      228889           97292        207278
 57   92       0       0       0      221190           83672        201356
 58   93       0       0       0      210214           66508        195168
 59   94       0       0       0      194877           44703        188701
 60   95       0       0       0      173621           16689        181943
         ------- ------- -------
Total.... 180000  180000   72000


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $16,800 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                         Values, Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                               LEDGER ILLUSTRATION

                         --------Projected Values at 6.0% (4.28% Net)--------

End                                     EOY
Of         Annual   With-     Net   Accumulation      EOY Net        EOY Net
Year  Age  Premium drawal    Loan      Value      Surrender Value Death Benefit
  1   36    6000       0       0        5314            3550        225314
  2   37    6000       0       0       10820            9056        230820
  3   38    6000       0       0       16537           14773        236537
  4   39    6000       0       0       22471           20708        242471
  5   40    6000       0       0       28627           26864        248627
  6   41    6000       0       0       35013           33426        255013
  7   42    6000       0       0       41632           40221        261632
  8   43    6000       0       0       48491           47257        268491
  9   44    6000       0       0       55598           54540        275598
 10   45    6000       0       0       62961           62079        282961
 11   46    6000       0       0       70582           69877        290582
 12   47    6000       0       0       78469           77940        298469
 13   48    6000       0       0       86626           86274        306626
 14   49    6000       0       0       95064           94888        315064
 15   50    6000       0       0      103784          103784        323784
 16   51    6000       0       0      112793          112793        332793
 17   52    6000       0       0      122089          122089        342089
 18   53    6000       0       0      131667          131667        351667
 19   54    6000       0       0      141527          141527        361527
 20   55    6000       0       0      151661          151661        371661
 21   56    6000       0       0      162065          162065        382065
 22   57    6000       0       0      172732          172732        392732
 23   58    6000       0       0      183663          183663        403663
 24   59    6000       0       0      194853          194853        414853
 25   60    6000       0       0      206286          206286        426286
 26   61    6000       0       0      217947          217947        437947
 27   62    6000       0       0      229816          229816        449816
 28   63    6000       0       0      241861          241861        461861
 29   64    6000       0       0      254045          254045        474045
 30   65    6000       0       0      266323          266323        486323
 31   66       0   12000       0      260360          260360        474323
 32   67       0   12000       0      253778          253778        462323
 33   68       0   12000       0      246522          246522        450323
 34   69       0   12000       0      238530          238530        438323
 35   70       0   12000       0      229721          229721        426323
 36   71       0   12000       0      219979          219979        414323
 37   72       0   12000       0      209037          209037        402323
 38   73       0   12000       0      196931          196931        390323
 39   74       0   12000       0      183310          183310        378323
 40   75       0   12000       0      167893          167893        366323
 41   76       0   12000       0      150379          150379        354323
 42   77       0   12000       0      130396          130396        342323
 43   78       0   12000       0      107487          107487        330323
 44   79       0   12000       0       51090           51090        318323

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                         Values, Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                               LEDGER ILLUSTRATION

                         --------Projected Values at 6.0% (4.28% Net)--------

End                                     EOY
Of         Annual   With-     Net   Accumulation      EOY Net        EOY Net
Year  Age  Premium drawal    Loan      Value      Surrender Value Death Benefit
 45   80       0   12000       0       50443           50443        306323
 46   81       0       0       0       27081           27081        306323
          ------  ------  ------
Total.... 180000  180000       0


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS OF $12,000 EACH YEAR BEGINNING AT AGE 65.

THIS POLICY WILL LAPSE DURING AGE 82 ASSUMING THE WITHDRAWALS DESCRIBED ABOVE.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and loa
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 8.0% (6.28% Net)--------

End                                     EOY
 Of        Annual   With-    Net   Accumulation      EOY Net        EOY Net
Year Age  Premium  Drawal   Loan       Value     Surrender Value Death Benefit
  1   36    6000       0       0        5420            3656        225420
  2   37    6000       0       0       11220            9457        231220
  3   38    6000       0       0       17351           15587        237351
  4   39    6000       0       0       23846           22082        243846
  5   40    6000       0       0       30720           28956        250720
  6   41    6000       0       0       38007           36420        258007
  7   42    6000       0       0       45720           44309        265720
  8   43    6000       0       0       53889           52654        273889
  9   44    6000       0       0       62534           61476        282534
 10   45    6000       0       0       71693           70811        291693
 11   46    6000       0       0       81377           80672        301377
 12   47    6000       0       0       91624           91095        311624
 13   48    6000       0       0      102465          102113        322465
 14   49    6000       0       0      113927          113750        333927
 15   50    6000       0       0      126056          126056        346056
 16   51    6000       0       0      138960          138960        358960
 17   52    6000       0       0      152682          152682        372682
 18   53    6000       0       0      167266          167266        387266
 19   54    6000       0       0      182759          182759        402759
 20   55    6000       0       0      199214          199214        419214
 21   56    6000       0       0      217193          217193        437193
 22   57    6000       0       0      236314          236314        456314
 23   58    6000       0       0      256579          256579        476579
 24   59    6000       0       0      278047          278047        498047
 25   60    6000       0       0      300778          300778        520778
 26   61    6000       0       0      324835          324835        544835
 27   62    6000       0       0      350286          350286        570286
 28   63    6000       0       0      377203          377203        597203
 29   64    6000       0       0      405662          405662        625662
 30   65    6000       0       0      435742          435742        655742
 31   66       0   39100       0      420157          420157        616642
 32   67       0   39100       0      403570          403570        577542
 33   68       0   39100       0      385938          385938        538442
 34   69       0   39100       0      367217          367217        499342
 35   70       0   23600   15500      363567          347370        459545
 36   71       0       0   39100      384189          326403        417957
 37   72       0       0   39100      405545          304299        374497
 38   73       0       0   39100      427741          281079        329081
 39   74       0       0   39100      450776          256655        297225
 40   75       0       0   39100      474491          230776        263990
 41   76       0       0   39100      498906          203364        228310
 42   77       0       0   39100      523740          174038        200225
 43   78       0       0   39100      548952          142655        170102
 44   79       0       0   39100      574498          109058        137783

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and loa
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 8.0% (6.28% Net)--------

End                                     EOY
 Of        Annual   With-    Net   Accumulation      EOY Net        EOY Net
Year Age  Premium  Drawal   Loan       Value     Surrender Value Death Benefit
 45   80       0       0   39100      600326           73082        103098
 46   81       0       0       0      627170           76199        107558
 47   82       0       0       0      655014           79250        112000
 48   83       0       0       0      683864           82191        116384
 49   84       0       0       0      713721           84972        120658
 50   85       0       0       0      744570           87528        124757
 51   86       0       0       0      776390           89781        128601
 52   87       0       0       0      809148           91642        132099
 53   88       0       0       0      842802           93008        135148
 54   89       0       0       0      877306           93771        137636
 55   90       0       0       0      912604           93809        139439
 56   91       0       0       0      948635           92995        140427
 57   92       0       0       0      986982           92838        132317
 58   93       0       0       0     1028046           93666        124507
 59   94       0       0       0     1072303           95875        117322
 60   95       0       0       0     1120302           99935        111138
         ------- ------- -------
Total.... 180000  180000  406500


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $39,100 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 8.0% (6.28% Net)--------

End                                    EOY
Of         Annual    With-    Net  Accumulation       EOY Net        EOY Net
Year  Age Premium   drawal   Loan      Value      Surrender Value Death Benefit
  1   36    6000       0       0        5419            3656        225419
  2   37    6000       0       0       11145            9381        231145
  3   38    6000       0       0       17204           15440        237204
  4   39    6000       0       0       23615           21852        243615
  5   40    6000       0       0       30398           28635        250398
  6   41    6000       0       0       37572           35985        257572
  7   42    6000       0       0       45154           43744        265154
  8   43    6000       0       0       53172           51938        273172
  9   44    6000       0       0       61646           60587        281646
 10   45    6000       0       0       70603           69721        290603
 11   46    6000       0       0       80065           79359        300065
 12   47    6000       0       0       90058           89529        310058
 13   48    6000       0       0      100613          100261        320613
 14   49    6000       0       0      111761          111585        331761
 15   50    6000       0       0      123528          123528        343528
 16   51    6000       0       0      135950          135950        355950
 17   52    6000       0       0      149051          149051        369051
 18   53    6000       0       0      162859          162859        382859
 19   54    6000       0       0      177403          177403        397403
 20   55    6000       0       0      192712          192712        412712
 21   56    6000       0       0      208815          208815        428815
 22   57    6000       0       0      225746          225746        445746
 23   58    6000       0       0      243545          243545        463545
 24   59    6000       0       0      262251          262251        482251
 25   60    6000       0       0      281894          281894        501894
 26   61    6000       0       0      302505          302505        522505
 27   62    6000       0       0      324117          324117        544117
 28   63    6000       0       0      346751          346751        566751
 29   64    6000       0       0      370425          370425        590425
 30   65    6000       0       0      395156          395156        615156
 31   66       0   30750       0      382507          382507        584406
 32   67       0   30750       0      368998          368998        553656
 33   68       0   30750       0      354601          354601        522906
 34   69       0   30750       0      339288          339288        492156
 35   70       0   30750       0      323023          323023        461406
 36   71       0   26250    4500      310457          305732        430431
 37   72       0       0   30750      324483          287234        397907
 38   73       0       0   30750      338998          267599        363757
 39   74       0       0   30750      354023          246767        327900
 40   75       0       0   30750      369695          224789        290249
 41   76       0       0   30750      386218          201779        250717
 42   77       0       0   30750      403856          177907        209207
 43   78       0       0   30750      422793          153259        174398
 44   79       0       0   30750      442137          126839        148946

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
    Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender
                          Values, Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 8.0% (6.28% Net)--------

End                                    EOY
Of         Annual    With-    Net  Accumulation       EOY Net        EOY Net
Year  Age Premium   drawal   Loan      Value      Surrender Value Death Benefit
 45   80       0       0   30750      461639           98289        121371
 46   81       0       0       0      481781          100263        124352
 47   82       0       0       0      502546          101952        127079
 48   83       0       0       0      523903          103280        129475
 49   84       0       0       0      545817          104163        131454
 50   85       0       0       0      568246          104509        132922
 51   86       0       0       0      591152          104228        133786
 52   87       0       0       0      614496          103226        133951
 53   88       0       0       0      638239          101405        133317
 54   89       0       0       0      662344           98669        131786
 55   90       0       0       0      656766           64907        129246
 56   91       0       0       0      711447           89995        125568
 57   92       0       0       0      738032           85507        115028
 58   93       0       0       0      766883           81732        104739
 59   94       0       0       0      798442           79033         95001
 60   95       0       0       0      833231           77852         86184
          ------  ------  ------
Total.... 180000  180000  281250



THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $30,750 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
 Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values,
                           Withdrawals and Loans
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                         LEDGER ILLUSTRATION

                         --------Projected Values at 12.0% (10.28% Net)--------

End                                     EOY
 Of        Annual   With-    Net    Accumulation      EOY Net        EOY Net
Year  Age Premium  Drawal   Loan       Value     Surrender Value  Death Benefit
  1   36    6000       0       0        5632            3869        225632
  2   37    6000       0       0       11884           10120        231884
  3   38    6000       0       0       18744           16980        238744
  4   39    6000       0       0       26288           24525        246288
  5   40    6000       0       0       34578           32815        254578
  6   41    6000       0       0       43702           42115        263702
  7   42    6000       0       0       53731           52321        273731
  8   43    6000       0       0       64762           63528        284762
  9   44    6000       0       0       76890           75831        296890
 10   45    6000       0       0       90234           89352        310234
 11   46    6000       0       0      104900          104194        324900
 12   47    6000       0       0      121027          120498        341027
 13   48    6000       0       0      138761          138409        358761
 14   49    6000       0       0      158257          158081        378257
 15   50    6000       0       0      179704          179704        399704
 16   51    6000       0       0      203370          203370        423370
 17   52    6000       0       0      229476          229476        449476
 18   53    6000       0       0      258267          258267        478267
 19   54    6000       0       0      290010          290010        510010
 20   55    6000       0       0      325006          325006        545006
 21   56    6000       0       0      364404          364404        584404
 22   57    6000       0       0      407919          407919        627919
 23   58    6000       0       0      455909          455909        675909
 24   59    6000       0       0      508832          508832        728832
 25   60    6000       0       0      567186          567186        787186
 26   61    6000       0       0      631526          631526        851526
 27   62    6000       0       0      702461          702461        922461
 28   63    6000       0       0      780670          780670       1000670
 29   64    6000       0       0      866897          866897       1086897
 30   65    6000       0       0      961965          961965       1181965
 31   66       0  108000       0      941637          941637       1129964
 32   67       0   72000   36000      956772          919152       1100938
 33   68       0       0  108000     1046151          893978       1082285
 34   69       0       0  108000     1137658          865777       1059179
 35   70       0       0  108000     1231182          834206       1031195
 36   71       0       0  108000     1326588          798889        997877
 37   72       0       0  108000     1424027          759721        944845
 38   73       0       0  108000     1523471          716412        883993
 39   74       0       0  108000     1624906          668669        814910
 40   75       0       0  108000     1728341          616213        737197
 41   76       0       0  108000     1833824          557606        649297
 42   77       0       0  108000     1940027          490864        587865
 43   78       0       0  108000     2046419          414970        517291
 44   79       0       0  108000     2152376          328790        436409

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
 Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values,
                           Withdrawals and Loans
                   Based on Current Cost of Insurance Charges

ISSUE AGE:  35                                DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                     DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000
                         LEDGER ILLUSTRATION

                         --------Projected Values at 12.0% (10.28% Net)--------

End                                     EOY
 Of        Annual   With-    Net    Accumulation      EOY Net        EOY Net
Year  Age Premium  Drawal   Loan       Value     Surrender Value  Death Benefit
 45   80       0       0  108000     2257174          231057        343916
 46   81       0       0       0     2366478          241889        360213
 47   82       0       0       0     2480289          253137        377151
 48   83       0       0       0     2598680          264725        394659
 49   84       0       0       0     2721704          276553        412638
 50   85       0       0       0     2849355          288455        430923
 51   86       0       0       0     2981590          300227        449306
 52   87       0       0       0     3118321          311614        467530
 53   88       0       0       0     3259413          322312        485283
 54   89       0       0       0     3404699          331981        502216
 55   90       0       0       0     3553961          340225        517923
 56   91       0       0       0     3706953          346619        531967
 57   92       0       0       0     3869957          357261        512060
 58   93       0       0       0     4044841          373833        495178
 59   94       0       0       0     4233861          397657        482334
 60   95       0       0       0     4439649          430816        475213
         ------- ------- -------
Total.... 180000  180000 1440000


THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $108,000 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values,
                              Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                 DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                      DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 12.0% (10.28% Net)--------

End                                     EOY
Of         Annual   With-    Net    Accumulation      EOY Net        EOY Net
Year Age  Premium   drawal   Loan      Value      Surrender Value Death Benefit
  1   36    6000       0       0        5632            3868        225632
  2   37    6000       0       0       11807           10043        231807
  3   38    6000       0       0       18591           16827        238591
  4   39    6000       0       0       26044           24280        246044
  5   40    6000       0       0       34230           32467        254230
  6   41    6000       0       0       43223           41636        263223
  7   42    6000       0       0       53097           51686        273097
  8   43    6000       0       0       63944           62710        283944
  9   44    6000       0       0       75857           74799        295857
 10   45    6000       0       0       88945           88063        308945
 11   46    6000       0       0      103319          102614        323319
 12   47    6000       0       0      119107          118578        339107
 13   48    6000       0       0      136451          136098        356451
 14   49    6000       0       0      155504          155328        375504
 15   50    6000       0       0      176434          176434        396434
 16   51    6000       0       0      199428          199428        419428
 17   52    6000       0       0      224682          224682        444682
 18   53    6000       0       0      252414          252414        472414
 19   54    6000       0       0      282863          282863        502863
 20   55    6000       0       0      316288          316288        536288
 21   56    6000       0       0      352979          352979        572979
 22   57    6000       0       0      393253          393253        613253
 23   58    6000       0       0      437467          437467        657467
 24   59    6000       0       0      486011          486011        706011
 25   60    6000       0       0      539301          539301        759301
 26   61    6000       0       0      597799          597799        817799
 27   62    6000       0       0      662009          662009        882009
 28   63    6000       0       0      732480          732480        952480
 29   64    6000       0       0      809807          809807       1029807
 30   65    6000       0       0      894645          894645       1114645
 31   66       0   91700       0      881061          881061       1057274
 32   67       0   88300    3400      869944          866374       1031663
 33   68       0       0   91700      949244          849210       1020074
 34   69       0       0   91700     1030533          829213       1004403
 35   70       0       0   91700     1113712          806041        984234
 36   71       0       0   91700     1198645          779305        959102
 37   72       0       0   91700     1285568          748976        916100
 38   73       0       0   91700     1374711          715005        866233
 39   74       0       0   91700     1466077          677100        809047
 40   75       0       0   91700     1559850          635140        744330
 41   76       0       0   91700     1656342          589111        671928
 42   77       0       0   91700     1753665          536787        624471
 43   78       0       0   91700     1851399          477393        569963
 44   79       0       0   91700     1949065          408328        505781

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
Illustrations of Death Benefits, Accumulated Values, Net Cash Surrender Values,
                              Withdrawals and Loans
              Based on Maximum Allowable Cost of Insurance Charges

ISSUE AGE:  35                                 DEATH BENEFIT OPTION: B TO AGE 65
CLASS: MALE NONSMOKER                      DEATH BENEFIT OPTION: A  AFTER AGE 65
PREFERRED UNDERWRITING CLASS                  INITIAL SPECIFIED AMOUNT: 220,000
ANNUAL PREMIUM: $6,000

                               LEDGER ILLUSTRATION

                         --------Projected Values at 12.0% (10.28% Net)--------

End                                     EOY
Of         Annual   With-    Net    Accumulation      EOY Net        EOY Net
Year Age  Premium   drawal   Loan      Value      Surrender Value Death Benefit
 45   80       0       0   91700     2045988          328243        430543
 46   81       0       0       0     2146638          339973        447305
 47   82       0       0       0     2250986          351662        464211
 48   83       0       0       0     2358947          363093        481040
 49   84       0       0       0     2470380          373993        497512
 50   85       0       0       0     2585124          383918        513174
 51   86       0       0       0     2703004          391738        526888
 52   87       0       0       0     2823790          396960        538150
 53   88       0       0       0     2947217          399046        546407
 54   89       0       0       0     3073013          397433        551083
 55   90       0       0       0     3200824          391465        551506
 56   91       0       0       0     3330208          380381        546891
 57   92       0       0       0     3468823          371505        510257
 58   93       0       0       0     3618563          366379        474936
 59   94       0       0       0     3781749          366956        442591
 60   95       0       0       0     3961237          375704        415316
          ------  ------  ------
Total.... 180000  180000 1195500

THIS  ILLUSTRATION  ASSUMES AN ANNUAL $6,000 PREMIUM IS PAID AT THE BEGINNING OF
EACH POLICY YEAR UNTIL AGE 65, A CHANGE FROM DEATH BENEFIT  OPTION B TO OPTION A
AT AGE 65, AND WITHDRAWALS AND THEN LOANS OF $91,700 EACH YEAR AGES 65 TO 80.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                      RETIREMENT PLANNING COMPARISONS

CLIENT AGE:  35                                                                                   CURRENT COST OF INSURANCE CHARGES
RETIREMENT AGE: 65                                                                                DEATH BENEFIT OPTION: B TO AGE 65
PERSONAL TAX BRACKET -- 31%                                                                    DEATH BENEFIT OPTION: A AFTER AGE 65
YEARLY NET CONTRIBUTIONS $6,000
                                                      ACCUMULATION PHASE ASSUMPTIONS

                              Taxable Investment                    Qualified Plan              Private Retirement Strategy
                        ------------------------------    --------------------------------    ---------------------------------

Pre-Tax Dollars.......   8,695   8,695   8,695   8,695      6,000   6,000  6,000     6,000     8,695   8,695    8,695   8,695
After-Tax Contribution   6,000   6,000   6,000   6,000      6,000   6,000  6,000     6,000     6,000   6,000    6,000   6,000

Interest Rate.........   0.00%   6.00%   8.00%  12.00%      0.00%   6.00%  8.00%    12.00%     0.00%   6.00%    8.00%   12.00%
Net Interest Rate.....   0.00%   4.14%   5.52%   8.28%      0.00%   6.00%  8.00%    12.00%    -1.72%   4.28%    6.28%   10.28%

End of
Policy
Yr.   Age
 1    36 ........         6,000   6,248   6,331   6,497     6,000   6,360   6,480     6,720     4,996   5,314   5,420    5,632
 2    37 ........        12,000  12,755  13,012  13,532    12,000  13,102  13,478    14,246     9,944  10,895  11,220   11,884
 3    38 ........        18,000  19,532  20,061  21,149    18,000  20,248  21,037    22,676    14,775  16,681  17,351   18,744
 4    39 ........        24,000  26,589  27,500  29,397    24,000  27,823  29,200    32,117    19,503  22,694  23,846   26,288
 5    40 ........        30,000  33,938  35,349  38,328    30,000  35,852  38,016    42,691    24,121  28,936  30,720   34,578
 6    41 ........        36,000  41,592  43,632  47,998    36,000  44,363  47,537    54,534    28,643  35,427  38,007   43,702
 7    42 ........        42,000  49,562  52,371  58,469    42,000  53,385  57,820    67,798    33,056  42,165  45,720   53,731
 8    43 ........        48,000  57,862  61,593  69,807    48,000  62,948  68,925    82,654    37,366  49,162  53,889   64,762
 9    44 ........        54,000  66,506  71,325  82,084    54,000  73,085  80,919    99,292    41,566  56,423  62,534   76,890
10    45 ........        60,000  75,508  81,593  95,377    60,000  83,830  93,873   117,927    45,667  63,965  71,693   90,234
11    46 ........        66,000  84,882  92,428 109,771    66,000  95,220 107,863   138,799    49,649  71,781  81,377  104,900
12    47 ........        72,000  94,645 103,861 125,357    72,000 107,293 122,972   162,175    53,519  79,887  91,624  121,027
13    48 ........        78,000 104,811 115,925 142,233    78,000 120,090 139,290   188,356    57,275  88,290 102,465  138,761
14    49 ........        84,000 115,399 128,656 160,507    84,000 133,656 156,913   217,678    60,908  96,993 113,927  158,257
15    50 ........        90,000 126,425 142,089 180,294    90,000 148,035 175,946   250,520    64,428 106,017 126,056  179,704
16    51 ........        96,000 137,907 156,263 201,719    96,000 163,277 196,501   287,302    67,901 115,441 138,960  203,370
17    52 ........       102,000 149,865 171,220 224,918   102,000 179,434 218,701   328,498    71,321 125,275 152,682  229,476
18    53 ........       108,000 162,318 187,003 250,038   108,000 196,560 242,678   374,638    74,682 135,530 167,266  258,267
19    54 ........       114,000 175,286 203,657 277,238   114,000 214,714 268,572   426,315    77,979 146,218 182,759  290,010
20    55 ........       120,000 188,792 221,230 306,690   120,000 233,956 296,538   484,192    81,208 157,351 199,214  325,006

30    65 ........       180,000 358,750 460,202 774,865   180,000 502,810 734,075 1,621,756   107,572 298,874 435,742  961,965

                                                           DISTRIBUTION PHASE ASSUMPTIONS



                              Taxable Investment                   Qualified Plan               Private Retirement Strategy
                      --------------------------------  ----------------------------------   --------------------------------

Pre-Tax Dollars ......  6,000  16,800  39,100 108,000     8,695  24,347 56,666   156,521     6,000  16,800  39,100 108,000
After Tax Distribution  6,000  16,800  39,100 108,000     6,000  16,800 39,100   108,000     6,000  16,800  39,100 108,000

    Yr.  Age                                               Remaining Values End of Year
                      -------------------------------   ----------------------------------   --------------------------------

     1   66 ..........174,000 356,107 444,347 722,082   171,305 507,171 731,602 1,641,063    97,650 292,422 420,157 941,637
     2   67 ..........168,000 353,354 427,616 664,928   162,610 511,793 728,931 1,662,687    87,552 285,527 403,570 919,152
     3   68 ..........162,000 350,488 409,962 603,041   153,915 516,693 726,046 1,686,906    77,237 278,163 385,938 893,978
     4   69 ..........156,000 347,502 391,334 536,031   145,220 521,887 722,930 1,714,031    66,658 270,299 367,217 865,777
     5   70 ..........150,000 344,393 371,677 463,472   136,525 527,392 719,566 1,744,411    55,760 261,902 347,370 834,206
     6   71 ..........144,000 341,156 350,936 384,905   127,830 533,228 715,932 1,778,437    44,483 252,938 326,403 798,889
     7   72 ..........138,000 337,784 329,049 299,833   119,135 539,414 712,007 1,816,546    32,764 243,373 304,299 759,721
     8   73 ..........132,000 334,273 305,954 207,716   110,440 545,971 707,768 1,859,228    20,535 233,171 281,079 716,412
     9   74 ..........126,000 330,616 281,584 107,973   101,745 552,921 703,190 1,907,032     7,709 222,285 256,655 668,669
    10   75 ..........120,000 326,808 255,870       0    93,050 560,289 698,246 1,960,572         0 210,661 230,776 616,213
    11   76 ..........114,000 322,842 228,735            84,355 568,098 692,907 2,020,537           198,239 203,364 557,606
    12   77 ..........108,000 318,713 200,103            75,660 576,376 687,140 2,087,698           184,985 174,038 490,864
    13   78 ..........102,000 314,412 169,891            66,965 585,151 680,912 2,162,918           170,816 142,655 414,970
    14   79 .......... 96,000 309,933 138,010            58,270 594,452 674,185 2,247,165           155,671 109,058 328,790
    15   80 .......... 90,000 305,269 104,370            49,575 604,312 666,921 2,341,521           139,488  73,082 231,057

                           15      15      15      10       15     15      15        15        10      15      15      15

THIS IS A LIFE INSURANCE POLICY ILLUSTRATION.

THE  ILLUSTRATION  ASSUMES  DEATH BENEFIT OPTION B UNTIL RETIREMENT AT AGE 65 AND A CHANGE TO  DEATH  BENEFIT  OPTION A  DURING  THE
DISTRIBUTION STAGE.  EXCESSIVE LOANS OR WITHDRAWALS  MAY  CAUSE  THE  POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH VALUE. SHOULD THE
POLICY  LAPSE WHILE LOANS ARE  OUTSTANDING,  THE PORTION OF THE LOANS ATTRIBUTABLE TO EARNINGS WILL BECOME TAXABLE DISTRIBUTIONS.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE  BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE  OR BELOW THOSE
AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS  CAN  BE  MADE  BY  AVLIC OR  THE FUNDS THAT THESE HYPOTHETICAL RATES OF
RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                      RETIREMENT PLANNING COMPARISONS

CLIENT AGE:  35                                                                         MAXIMUM ALLOWABLE COST OF INSURANCE CHARGES
RETIREMENT AGE: 65                                                                                DEATH BENEFIT OPTION: B TO AGE 65
PERSONAL TAX BRACKET -- 31%                                                                    DEATH BENEFIT OPTION: A AFTER AGE 65
YEARLY NET CONTRIBUTIONS $6,000
                                                      ACCUMULATION PHASE ASSUMPTIONS

                              Taxable Investment                  Qualified Plan                  Private Retirement Strategy
                      --------------------------------     -------------------------------     --------------------------------

Pre-Tax Dollars.......   8,695   8,695   8,695   8,695     6,000   6,000   6,000     6,000      8,695   8,695    8,695    8,695
After-Tax Contribution   6,000   6,000   6,000   6,000     6,000   6,000   6,000     6,000      6,000   6,000    6,000    6,000

Interest Rate.........   0.00%   6.00%   8.00%  12.00%     0.00%    6.00%  8.00%    12.00%      0.00%   6.00%    8.00%   12.00%
Net Interest Rate.....   0.00%   4.14%   5.52%   8.28%     0.00%    6.00%  8.00%    12.00%     -1.72%   4.28%    6.28%   10.28%

End of
Policy
Yr.   Age


 1   36 .........    .   6,000   6,248   6,331   6,497     6,000   6,360    6,480     6,720     4,996   5,314   5,419    5,632
 2   37 .........       12,000  12,755  13,012  13,532    12,000  13,102   13,478    14,246     9,872  10,820  11,145   11,807
 3   38 .........       18,000  19,532  20,061  21,149    18,000  20,248   21,037    22,676    14,640  16,537  17,204   18,591
 4   39 .........       24,000  26,589  27,500  29,397    24,000  27,823   29,200    32,117    19,299  22,471  23,615   26,044
 5   40 .........       30,000  33,938  35,349  38,328    30,000  35,852   38,016    42,691    23,848  28,627  30,398   34,230
 6   41 .........       36,000  41,592  43,632  47,998    36,000  44,363   47,537    54,534    28,285  35,013  37,572   43,223
 7   42 .........       42,000  49,562  52,371  58,469    42,000  53,385   57,820    67,798    32,607  41,632  45,154   53,097
 8   43 .........       48,000  57,862  61,593  69,807    48,000  62,948   68,925    82,654    36,815  48,491  53,172   63,944
 9   44 .........       54,000  66,506  71,325  82,084    54,000  73,085   80,919    99,292    40,904  55,598  61,646   75,857
10   45 .........       60,000  75,508  81,593  95,377    60,000  83,830   93,873   117,927    44,878  62,961  70,603   88,945
11   46 .........       66,000  84,882  92,428 109,771    66,000  95,220  107,863   138,799    48,728  70,582  80,065  103,319
12   47 .........       72,000  94,645 103,861 125,357    72,000 107,293  122,972   162,175    52,453  78,469  90,058  119,107
13   48 .........       78,000 104,811 115,925 142,233    78,000 120,090  139,290   188,356    56,051  86,626 100,613  136,451
14   49 .........       84,000 115,399 128,656 160,507    84,000 133,656  156,913   217,678    59,519  95,064 111,761  155,504
15   50 .........       90,000 126,425 142,089 180,294    90,000 148,035  175,946   250,520    62,852 103,784 123,528  176,434
16   51 .........       96,000 137,907 156,263 201,719    96,000 163,277  196,501   287,302    66,047 112,793 135,950  199,428
17   52 .........      102,000 149,865 171,220 224,918   102,000 179,434  218,701   328,498    69,091 122,089 149,051  224,682
18   53 .........      108,000 162,318 187,003 250,038   108,000 196,560  242,678   374,638    71,972 131,667 162,859  252,414
19   54 .........      114,000 175,286 203,657 277,238   114,000 214,714  268,572   426,315    74,679 141,527 177,403  282,863
20   55 .........      120,000 188,792 221,230 306,690   120,000 233,956  296,538   484,192    77,197 151,661 192,712  316,288
30   65 .........      180,000 358,750 460,202 774,865   180,000 502,810  734,075 1,621,756    88,696 266,323 395,156  894,645

                              Taxable Investment                   Qualified Plan              Private Retirement Strategy
                      --------------------------------  ----------------------------------  ---------------------------------

Pre-Tax Dollars ......  6,000  16,800  39,100 108,000   8,695   24,347   56,666   156,521     6,000  16,800  39,100 108,000
After Tax Distribution  6,000  16,800  39,100 108,000   6,000   16,800   39,100   108,000     6,000  16,800  39,100 108,000

    Yr.  Age                                               Remaining Values End of Year
                      --------------------------------  ------------------------------------ ---------------------------------
     1   66 ..........174,000 361,106 453,158 739,731  171,305 514,544   744,671  1,667,521  76,467 260,360 382,507 881,061
     2   67 ..........168,000 363,559 445,725 701,688  162,610 526,982   756,115  1,718,777  63,801 253,778 368,998 866,374
     3   68 ..........162,000 366,113 437,881 660,496  153,915 540,167   768,473  1,776,185  50,621 246,522 354,601 849,210
     4   69 ..........156,000 368,773 429,605 615,892  145,220 554,142   781,821  1,840,481  36,843 238,530 339,288 829,213
     5   70 ..........150,000 371,544 420,872 567,595  136,525 568,957   796,237  1,912,493  22,358 229,721 323,023 806,041
     6   71 ..........144,000 374,429 411,656 515,299  127,830 584,659   811,805  1,993,147   7,011 219,979 305,732 779,305
     7   72 ..........138,000 377,434 401,932 458,673  119,135 601,305   828,620  2,083,478       0 209,037 287,234 748,976
     8   73 ..........132,000 380,563 391,672 397,358  110,440 618,948   846,779  2,184,650         196,931 267,599 715,005
     9   74 ..........126,000 383,821 380,844 330,967  101,745 637,651   866,391  2,297,962         183,310 246,767 677,100
    10   75 ..........120,000 387,214 369,420       0   93,050 657,475   887,572  2,424,872         167,893 224,789 635,140
    11   76 ..........114,000 390,748 357,364           84,355 678,489   910,448  2,567,011         150,379 201,779 589,111
    12   77 ..........108,000 394,428 344,643           75,660 700,764   935,153  2,726,206         130,396 177,907 536,787
    13   78 ..........102,000 398,261 331,220           66,965 724,376   961,835  2,904,505         107,487 153,259 477,393
    14   79 .......... 96,000 402,252 317,056           58,270 749,404   990,652  3,104,200          51,090 126,839 408,328
    15   80 .......... 90,000 406,409 302,110           49,575 775,934 1,021,774  3,327,859          50,443  98,289 328,243

                           15      15      15      10        15      15       15        15       7      15     15      15



THIS IS A LIFE INSURANCE POLICY ILLUSTRATION.

THE ILLUSTRATION ASSUMES DEATH BENEFIT OPTION B UNTIL RETIREMENT AT AGE 65 AND A CHANGE  TO  DEATH  BENEFIT  OPTION A   DURING   THE
DISTRIBUTION STAGE.   EXCESSIVE  LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH VALUE.  SHOULD  THE
POLICY  LAPSE WHILE LOANS ARE  OUTSTANDING,  THE PORTION OF THE LOANS ATTRIBUTABLE TO EARNINGS WILL BECOME TAXABLE DISTRIBUTIONS.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT  ALLOCATIONS  MADE  BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, 8% AND 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE  OR  BELOW THOSE
AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR  THE  FUNDS  THAT  THESE  HYPOTHETICAL  RATES OF
RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C

LONG TERM MARKET TRENDS



The information below covering the period of 1926-1995 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past . This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1995. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 70-year period: investments of one dollar would have grown to $1,113.92 and $3,822.40 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $34.04. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 70 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1995 period.



Omitted graph illustrates long term market trends as described in the narrative above.























                       Year End 1925 = $1.00

                       Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook
                      (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX D

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                                   %
             Year                Change
-----------------------------------------
 1           1971                 14.56      Omitted graph depicts the activity
 2           1972                 18.90      of the S&P 500 Index for the years
 3           1973                -14.77      1971-1995.
 4           1974                -26.39
 5           1975                 37.16
 6           1976                 23.57
 7           1977                 -7.42
 8           1978                  6.38
 9           1979                 18.20
10           1980                 32.27
11           1981                 -5.01
12           1982                 21.44
13           1983                 22.38
14           1984                  6.10
15           1985                 31.57
16           1986                 18.56
17           1987                  5.10
18           1988                 16.61
19           1989                 31.69
20           1990                 -3.14
21           1991                 30.45
22           1992                  7.61
23           1993                 10.08

24           1994                  1.32
25           1995                 37.58

THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX.

                           INCORPORATION BY REFERENCE

The Registrant, AVLIC Separate Account V, Registration 33-30019 purchases or will purchase units from the portfolios of these funds at the direction of its policyholders. The prospectuses of these funds will be distributed with this prospectus and are hereby incorporated by reference. The prospectuses incorporated by reference are as follows:


                      The Variable Insurance Products Fund
                            Registration No. 2-75010

                     The Variable Insurance Products Fund II
                            Registration No. 33-20773

                             The Alger American Fund
                            Registration No. 33-21722

                           MFS Variable Insurance Trust
                            Registration No. 33-74668

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

AVLIC's By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the policy described in this Prospectus.

Registrant makes the following representations:

1. Section 6e(T)(b)(13)(iii)(F) has been relied upon.

2. The level of the mortality and expense risk charges is reasonable in relation to the risk assumed by the life insurer under the contract. The methodology used to support this representation is based on an analysis of the mortality and expense risks inherent in the contracts, including a new distribution method, use of outside funds, use of a simplified application with modified underwriting approach, flexibility of premiums and insurance features, and a variety of other possible scenarios which may cause actual mortality and expense experience to be greater than anticipated. Registrant undertakes to keep and make available to the Commission on request the memorandum used to support this representation.

3. Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Account will benefit the Account and policyowners and will keep and make available to the Commission on request a memorandum setting forth the basis for the representation.

4. The Account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 14 to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 29th day of February, 1996.


                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                  SEPARATE ACCOUNT V, Registrant

                             AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor





Attest:   Norman M. Krivosha                  By:   Lawrence J. Arth
        ----------------------                   --------------------------
              Secretary                             Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Officers of Ameritas Variable Life Insurance Company of Nebraska on the dates indicated.



    SIGNATURE                      TITLE                            DATE



/s/ Lawrence J. Arth      Director, Chairman of the Board     February 29, 1996
---------------------     and Chief Executive Officer
    Lawrence J. Arth

/s/ James R. Haire        Director and Vice President         February 29, 1996
---------------------
    James R. Haire

/s/ Norman M. Krivosha    Director and Secretary              February 29, 1996
----------------------
    Norman M. Krivosha

/s/ Kenneth C. Louis      Director, President and             February 29, 1996
----------------------    Chief Operating Officer
    Kenneth C. Louis

/s/ JoAnn M. Martin       Director and Controller             February 29, 1996
----------------------
    JoAnn M. Martin

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and Documents:

   The facing sheet.
   The prospectus consisting of 92 pages.
   The undertaking to file reports.
   The undertaking pursuant to Rule 484.
   Representations pursuant to Rule 6e-3(T).
   The signatures.
   Written consents of the following:
     (a) Thomas P. McArdle
     (b) Norman M. Krivosha
     (c) Deloitte & Touche LLP Independent Auditors

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.
    (1) Resolution of the Board of Directors of AVLIC Authorizing Establishment of the Account.*
    (2)   Not applicable.
    (3)   (a) Proposed form of Principal Underwriting Agreement.*
          (b) Proposed form of Selling Agreement.***
          (c) Commission Schedule.*
    (4)   Not applicable.
    (5)   (a) Proposed form of Policy.****
    (6)   (a) Articles of Incorporation of AVLIC.*
          (b) Bylaws of AVLIC.*
    (7)   Not applicable.
    (8)   (a) Participation Agreement in the Variable Insurance Products
              Funds.*
          (b) Participation Agreements in the Alger American Fund and Dreyfus Stock Index Fund***
          (c) Participation Agreement in the MFS Variable Insurance Trust****
    (9)   Not applicable.
    (10)  Application for Policy.****
    (11)  Memorandum describing AVLIC's exchange procedure.*
    (12) Memorandum describing AVLIC's issuance, transfer, and redemption procedures for the Policy.****
 2.    See Exhibit 1(5)
 3.    (a)(b) Opinion and Consent of Norman M. Krivosha, Secretary
 4. No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.
 5.    Not applicable.
 6.    (a)(b) Opinion and Consent of Thomas P. McArdle.
 7.    Not applicable.
 8.    Consent of Deloitte & Touche LLP.
 9.    Form of Notice of Withdrawal Right and Refund pursuant to
       Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.*


* Incorporated by reference to the initial registration statement for Ameritas Variable Life Insurance Company Separate Account V, File 33-30019, filed on July 14, 1989.
** Incorporated by reference to the Post-Effective Amendment No. 3 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-30019, filed on March 1, 1991.
*** Incorporated by reference to the Post-Effective Amendment No. 4 for Ameritas Variable Life Insurance Company Separate Account V, File
        No. 33-30019, filed on March 26, 1992.
**** Incorporated by reference to the Post-Effective Amendment No. 13 for Ameritas Variable Life Insurance Company Separate Account V, File
        No. 33-30019, filed on August 21, 1995.

                                  EXHIBIT INDEX


Exhibit                                                               Page


99.3(a)(b)          Opinion and Consent of Norman M. Krivosha

99.6(a)(b)          Opinion and Consent of Thomas P. McArdle

99.8                Consent of Deloitte & Touche LLP

27                  Financial Data Schedule